UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TEMPUR-PEDIC INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2013 PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

The 2013 Annual Meeting of Stockholders of Tempur-Pedic International Inc.
will be held at the Grandover Resort
1000 Club Road, Greensboro, NC 27407
May 22, 2013 at 8:00 A.M.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Important Notice Regarding Availability of Proxy Materials:

The 2013 Proxy Statement and 2012 Annual Report are available at http://www.proxyvote.com.

    Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the proxy card enclosed with the paper copy of your voting materials at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

    Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. More importantly, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. Or, if you prefer, you can vote by mail by returning the enclosed proxy card in the addressed, prepaid envelope provided.

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
http://www.proxyvote.com 24 hours a day/7 days a week Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	1-800-690-6903 toll-free 24 hours a day/7 days a week Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	Sign and date the proxy card and return it in the enclosed postage- paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card. You can access, view and download this year’s Annual Report on Form 10-K and Proxy Statement at http://www.proxyvote.com.

April 12, 2013

To our Stockholders:

    I am pleased to invite you to attend the Annual Meeting of Stockholders of Tempur-Pedic International Inc. to be held on Wednesday, May 22, 2013 at 8:00 a.m., local time, at the Grandover Resort, 1000 Club Road, Greensboro, NC 27407.

    Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and Proxy Statement.

    We are mailing to many of our stockholders a Notice of Availability of Proxy Materials instead of a paper copy of this Proxy Statement, our 2012 Annual Report on Form 10-K and proxy card, as permitted by the rules of the Securities and Exchange Commission. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this Proxy Statement, our 2012 Annual Report on Form 10-K and a form of proxy card. All stockholders who do not receive this Notice will receive a paper copy of the proxy materials by mail. We believe that this process conserves natural resources and reduces the costs of printing and distributing our proxy materials.

    Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person.

    Thank you for your ongoing support of and continued interest in Tempur-Pedic International.

Sincerely,

MARK SARVARY
President, Chief Executive Officer and Director

2013 ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, MAY 22, 2013
8:00 A.M.

NOTICE OF MEETING AND PROXY STATEMENT

YOUR VOTE IS IMPORTANT

    Tempur-Pedic International Inc. (the “Company”) will hold its 2013 Annual Meeting of Stockholders at the Grandover Resort, 1000 Club Road, Greensboro, NC 27407 on Wednesday, May 22, 2013, at 8:00 a.m. At the Annual Meeting, stockholders will: (1) elect ten directors to each serve for a one-year term and until the director’s successor has been duly elected and qualified; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2013; (3) approve the adoption of the 2013 Equity Incentive Plan; (4) approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to change the Company’s name to Tempur Sealy International, Inc.; (5) hold an advisory vote to approve the compensation of our Named Executive Officers; and (6) transact such other business as may properly come before the meeting or any adjournment thereof.

    If you are a stockholder of record, you may vote in any one of four ways: in person by attending the Annual Meeting, by Internet, by telephone or by mail using the proxy card enclosed in the paper copy of your voting materials. Specific voting information is included under the caption “Voting Procedures” in this Proxy Statement. Only stockholders of record at the close of business on April 1, 2013, are entitled to vote. On April 1, 2013, 60,309,983 shares of the Company’s common stock were outstanding. Each share entitles the holder to one vote.

    Our Board of Directors asks you to vote in favor of the director nominees, the ratification of Ernst & Young LLP as the Company’s independent auditors, the approval of the 2013 Equity Incentive Plan, approve the Amendment to change the Company’s name to Tempur Sealy International, Inc., and the advisory vote to approve the compensation of our Named Executive Officers. This Proxy Statement provides you with detailed information about each of these matters. We encourage you to read this Proxy Statement carefully.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on May 22, 2013

    The Proxy Statement and Annual Report on Form 10-K and the means to vote by Internet are available at http://www.proxyvote.com.

    We have sent to you the notice of availability of proxy materials. If you would like to receive a paper copy or e-mail copy of the voting materials, you may elect to do so by following the instructions on the notice of availability. Instead of receiving paper copies of our annual reports and Proxy Statements in the mail, we encourage you to elect to receive an e-mail that will provide an electronic link to these documents.

    All of our stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Lou H. Jones
Executive Vice President, General Counsel and Secretary
Lexington, Kentucky
April 12, 2013

Picture identification will be required to enter the Annual Meeting. Cameras and recording equipment will not be permitted at the Annual Meeting.

TEMPUR-PEDIC INTERNATIONAL INC.
1000 Tempur Way
Lexington, Kentucky 40511

 PROXY STATEMENT

Annual Meeting of Stockholders To Be Held on Wednesday, May 22, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

    Our Board of Directors is soliciting proxies for the 2013 Annual Meeting of Stockholders of Tempur-Pedic International Inc. (“Annual Meeting”). The Annual Meeting will be held at 8:00 a.m., local time on May 22, 2013 at the Grandover Resort, 1000 Club Road, Greensboro, NC 27407. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

    We have sent to you the Notice of Availability of Proxy Materials. If you would like to receive a paper copy or e-mail copy of the voting materials, you may elect to do so by following the instructions on the notice of availability. Instead of receiving paper copies of our annual reports and Proxy Statements in the mail, we encourage you to elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to you as well as conserve natural resources. With electronic delivery, we will notify you by e-mail as soon as the annual report and Proxy Statement are available on the Internet, and you can easily submit your stockholder vote online. If you are a stockholder of record, you may enroll in the electronic delivery service at the time you vote by marking the appropriate box on your proxy card, by selecting electronic delivery if you vote on the Internet, or at any time in the future by going directly to http://www.proxyvote.com, selecting the “Investor Service Direct” option, and following the enrollment instructions. If you are a beneficial holder, you may also have the opportunity to receive annual meeting materials electronically. Please check the information provided in the proxy materials mailed to you by your brokerage firm, bank or trustee.

    Notice of the Annual Meeting and Notice of Availability of Proxy Materials, which include this Proxy Statement and a proxy card, were mailed to stockholders beginning on or about April 12, 2013.  Our principal executive offices are located at 1000 Tempur Way, Lexington, Kentucky 40511. Our telephone number is (800) 878-8889. As used in this Proxy Statement, the terms “we,” “our,” “ours,” “us,” and “Company” refer to Tempur-Pedic International Inc.

Q:	When is the Record Date and who may vote at the meeting?

A:	Our Board set April 1, 2013 as the record date for the meeting. All stockholders who owned Tempur-Pedic International common stock of record at the close of business on April 1, 2013 may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On April 1, 2013, 60,309,983 shares of Tempur-Pedic International common stock were outstanding. The common stock is the only class of securities eligible to vote at the meeting. There are no cumulative voting rights.

Q:	How many votes does Tempur-Pedic International need to be present at the meeting?

A:	A majority of Tempur-Pedic International’s outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if you:

Are present and vote in person at the meeting; or Have properly submitted a proxy card, via the Internet, telephone or by mail.

Q:	What proposals will be voted on at the meeting?

A:	There are five proposals scheduled to be voted on at the meeting:

  Election of ten (10) directors to each serve for a one-year term and until the director’s successor has been duly elected and qualified (Proposal One).
  Ratification of the appointment of the firm of Ernst & Young LLP as Tempur-Pedic International’s independent auditors for the year ending December 31, 2013 (Proposal Two).
  Approval of the 2013 Equity Incentive Plan (Proposal Three).
  Approval of the Amendment to change the Company’s name to Tempur Sealy International, Inc. (Proposal Four).
  Advisory vote to approve the compensation of our Named Executive Officers (Proposal Five).

Q:	What is the voting requirement to approve the proposals?

A:	At an annual meeting at which a quorum is present, the following votes will be necessary to elect directors, to ratify the appointment of the independent auditors, to approve the 2013 Equity Incentive Plan, to approve the Amendment to change the name, and to approve the advisory vote on the compensation of Named Executive Officers described in this Proxy Statement:

  Each director shall be elected by the vote of a majority of the votes cast with respect to the director. For purposes of this vote, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director (excluding abstentions and broker non-votes).
  Ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2013 requires the affirmative vote of the majority of shares present or represented and entitled to vote. Abstentions are counted as votes present and entitled to vote and have the same effect as votes “against” the proposal. Broker non-votes, if any, will be handled as described below.
  Approval of the 2013 Equity Incentive Plan requires the affirmative vote of the majority of shares present or represented and entitled to vote. Abstentions are counted as votes present and entitled to vote and have the same effect as votes “against” the proposal. Broker non-votes, if any, will be handled as described below.
  Approval of the Amendment to change the Company’s name to Tempur Sealy International, Inc. requires the affirmative vote of the majority of the shares outstanding. Abstentions are counted as votes present and entitled to vote and have the same effect as votes “against” the proposal. Broker non-votes, if any, will have the same effect as votes "against" the proposal.
  Approval of the advisory vote on the compensation of our Named Executive Officers requires the affirmative vote of the majority of shares present or represented and entitled to vote. Abstentions are counted as votes present and entitled to vote and have the same effect as votes “against” the proposal. Broker non-votes, if any, will be handled as described below.

Q:	If I hold my shares in a brokerage account and do not provide voting instructions to my broker, will my shares be voted?

A:
Under New York Stock Exchange (“NYSE”) rules, brokerage firms may vote in their discretion on certain matters on behalf of clients who do not provide voting instructions. Generally, brokerage firms may vote to ratify the appointment of independent auditors and on other “discretionary” or “routine” items. In contrast, brokerage firms may not vote to elect directors or on stockholder or other proposals, including proposals three, four and five in this Proxy Statement, because those proposals are considered “non-discretionary” items. Accordingly, if you do not instruct your broker how to vote your shares on these “non-discretionary” matters, your broker will not be permitted to vote your shares on these matters. This is referred to as a “broker non-vote.” With respect to proposals two, three and five, broker non-votes are counted for purposes of determining whether a quorum is present, but will not be counted or deemed to be present, represented or voted for purpose of whether stockholders have approved that proposal. For proposal four, because approval of the Amendment to change the Company’s name requires the affirmative vote of a majority of the outstanding shares, broker non-votes have the same effect as votes “against” the proposal.

Q:	How would my shares be voted if I do not specify how they should be voted?

A:	If you sign and return your proxy card without indicating how you want your shares to be voted, the persons designated by the Board of Directors to vote the proxies returned pursuant to this solicitation will vote your shares as follows:

  Proposal One:  “FOR” the election of ten directors to each serve for a one-year term and until the director’s successor has been duly elected and qualified.
  Proposal Two:  “FOR” the ratification of the appointment of the firm of Ernst & Young LLP as Tempur-Pedic International’s independent auditors for the year ending December 31, 2013.
  Proposal Three:  “FOR” the approval of the 2013 Equity Incentive Plan.
  Proposal Four:  “FOR” the approval of the Amendment to change the Company’s name to Tempur Sealy International, Inc.
  Proposal Five:  “FOR” the advisory vote to approve the compensation of our Named Executive Officers.

Q:	How may I vote my shares in person at the meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed proxy card and proof of identification for entrance to the meeting. If you hold your shares in street name, you must request a legal proxy from the stockholder of record (your broker or bank) in order to vote at the meeting.

Q:	How may I vote my shares without attending the meeting?

A:	You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.

If your shares are held in your name, you can vote by proxy in three convenient ways:

Via Internet: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy materials.

By Telephone: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy materials.

In Writing: Complete, sign, date and return your proxy card in the enclosed postage-paid envelope (if you have received a paper copy of the voting materials).

If your shares are held in street name (with your broker or bank), you may vote by submitting voting instructions to your broker, bank or nominee. In most cases, you will be able to do this by mail. Please refer to the instructions provided to you by your broker, bank or nominee.

If you provide specific voting instructions, your shares will be voted as you have instructed.

Q.	How can I change my vote after I return my proxy card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new proxy card with a later date via Internet, telephone or mail or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

Q:	What is Tempur-Pedic International’s voting recommendation?

A:	Our Board of Directors recommends that you vote your shares “FOR” each of the nominees to the Board (“Proposal One”), “FOR” the ratification of the appointment of Ernst & Young LLP as Tempur-Pedic International’s independent auditors for the year ending December 31, 2013 (“Proposal Two”), “FOR” the approval of the 2013 Equity Incentive Plan (“Proposal Three”), “FOR” the approval of the Amendment to implement the name change (“Proposal Four”), and “FOR” the advisory vote to approve the compensation of Named Executive Officers (“Proposal Five”).

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published on Form 8-K within four days after the meeting date.

PROPOSAL ONE

ELECTION OF DIRECTORS

Board of Directors

    Tempur-Pedic International’s Board of Directors (“Board”) currently consists of ten members, each serving a one-year term. The nominees for this year’s election of directors include: Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn, Christopher A. Masto, P. Andrews McLane, Mark Sarvary and Robert B. Trussell, Jr. The nominees, if elected, will each serve a one-year term until Tempur-Pedic International’s annual meeting of stockholders in 2014 or until his or her respective successor is elected and qualified. Each of the nominees has consented to serve a one-year term. There are no family relationships among our Executive Officers and Directors.

VOTE REQUIRED

    Each director will be elected by the vote of a majority of the votes cast. This means the number of votes cast “for” a director must exceed 50% of the votes with respect to that director (excluding abstentions and broker non-votes). Any director not elected by a majority of the votes cast at the annual meeting must offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors whether to accept the resignation. The Board of Directors will then consider the recommendation and publicly disclose its decision within 90 days after the certification of the election results.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE FOLLOWING NOMINEES:

Nominees to Board of Directors

    Evelyn S. Dilsaver, 57, has served as a member of Tempur-Pedic International’s Board of Directors since December 2009.  Ms. Dilsaver was President and Chief Executive Officer of Charles Schwab Investment Management from July 2004 until September 2007. Prior to that, Ms. Dilsaver held various senior management positions with The Charles Schwab Corporation since December 1991, including Executive Vice President and Senior Vice President, Asset Management Products and Services, of Charles Schwab Investment Management and Chief Financial Officer for U.S. Trust Company. Ms. Dilsaver is also a member of the board of directors of Aeropostale, Inc., HighMark Funds as well as Blue Shield of California and other non-profit boards. In the past five years, Ms. Dilsaver has also served as a director of Longs Drugs and Tamalpais Bancorp. In September 2010, Tamalpais Bancorp filed a voluntary petition under Chapter 7 of the United States Bankruptcy Code. Ms. Dilsaver is a certified public accountant and holds a B.S. degree in accounting from California State University-Hayward. Ms. Dilsaver brings a long professional career in finance, accounting and general management and considerable experience with consumer-oriented businesses to the Board as a senior executive of a large investment management firm and her many years of serving as a director of companies in a variety of businesses.

    Frank Doyle, 64, has served as a member of Tempur-Pedic International’s Board of Directors since April 2003. Mr. Doyle has served as President and Chief Executive Officer of Connell Limited Partnership, a global manufacturer of industrial products, since 2001. From 1972 to 2001, he was a partner at PricewaterhouseCoopers LLP, where he was Global Technology Industry Leader and a member of the firm’s Global Leadership Team. He currently serves on the board of directors of Liberty Mutual Holding Company, Inc. where he is a member of the executive, nominating & governance and the investment committees and chairs the audit committee and Northeast Utilities where he is a member of the finance and corporate governance committees.  In the past five years, Mr. Doyle has served as a director of Citizens Financial Group where he was a member of the executive committee and chaired the compensation committee, as a trustee of the Joslin Diabetes Center where he chaired the finance committee and as a trustee of Boston College. Mr. Doyle is a certified public accountant and holds a B.S. degree and an M.B.A. degree from Boston College. Mr. Doyle’s board leadership roles, his experience as the President and Chief Executive Officer of a global manufacturer and his years of experience at PricewaterhouseCoopers allows him to lend considerable financial, accounting and business skills to the Board.

    John A. Heil, 60, has served as a member of Tempur-Pedic International’s Board of Directors since March 2008.  Since February 2005, he has served as President of United Pet Group, Inc., a global manufacturer and marketer of pet food/supplies and subsidiary of Spectrum Brands, Inc. Spectrum Brands, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in February 2009 and emerged from bankruptcy protection on August 28, 2009. From 2000 to February 2005 he served as United Pet Group’s President and Chief Executive Officer. Mr. Heil has been a member of the board of directors and a member of the audit committee of VCA Antech, Inc., a NYSE listed company, since February 2002, and previously served as a director of that company from 1995 to 2000. Prior to joining United Pet Group, Mr. Heil spent twenty-five years with the H.J. Heinz Company in various executive and general management positions including President of Heinz Pet Products. Mr. Heil holds a B.A. degree in economics from Lycoming College. Mr. Heil’s long career in management and the branded consumer products arena brings a remarkable depth of operational and strategic experience to the Board.

    Peter K. Hoffman, 64, has served as a member of Tempur-Pedic International’s Board of Directors since October 2006. From January 2000 until his retirement at the end of 2006, Mr. Hoffman served as President of Global Grooming for The Gillette Company and then The Procter & Gamble Company (following The Procter & Gamble Company’s acquisition of The Gillette Company in October 2005). Mr. Hoffman spent over 34 years with The Gillette Company and Procter & Gamble in executive positions both in North America and Europe, including roles as President, Global Blades and Razors; President, Duracell North Atlantic; and President, Braun North America. Mr. Hoffman received an A.B. degree in Economics from Columbia University and an M.B.A. degree with distinction from the Tuck School of Business, Dartmouth College, where he was elected an Edward Tuck Scholar.  Mr. Hoffman brings extensive experience with consumer products marketing and advertising, new product creation, strategy, and multi-national and global business to the Board.

    Sir Paul Judge, 63, has served as a member of Tempur-Pedic International’s Board of Directors since July 2004. Sir Paul Judge is chairman of the British-North American Committee and President of the United Kingdom Chartered Institute of Marketing and Association of MBAs. After thirteen years working for Cadbury Schweppes, Sir Paul led the buyout of that company’s food operations to form Premier Brands, becoming its chairman. Sir Paul Judge was subsequently chairman of Food from Britain, director general of the Conservative Party and a ministerial adviser at the UK Cabinet Office. Sir Paul is Chairman of Schroder Income Fund and has served on the boards of Abradji Capital of Dubai since 2009 and of Eurasian Natural Resources Corporation PLC since December 2007.  He has previously also served on the boards of Standard Bank Group Ltd of Johannesburg and WPP Group plc  and as a member of the Advisory Board for Barclays Private Bank. In 1996, he became a Knight Bachelor in recognition of his public and political service. He was an Open Scholar at Trinity College, University of Cambridge, graduating in 1971, and received an M.B.A. in 1973 from the Wharton Business School. In addition to his broad business experience, Sir Paul Judge brings an international perspective to the Board and invaluable management operating experience in Europe and elsewhere outside of North America.

    Nancy F. Koehn, 53, has served as a member of Tempur-Pedic International’s Board of Directors since March 2004. Ms. Koehn is the James E. Robison Professor of Business Administration at the Harvard Business School. She has been a Professor of Business Administration at Harvard Business School since July 2001. From July 1997 through June 2001, Ms. Koehn was an Associate Professor at Harvard Business School.  From July 1991 through June 1997, she was an Assistant Professor at Harvard Business School. She is the author of a number of books on various business topics, including her most recent book The Story of American Business: From the Pages of the New York Times, and has written and supervised numerous articles and case studies. Ms. Koehn consults with many companies and speaks frequently before business leaders on a range of subjects including leadership, connecting with customers in turbulent times, and strategic branding.  Ms. Koehn writes regularly for the New York Times, the Washington Post, the Huffington Post and she is a frequent contributor to NPR.  In the past five years, Ms. Koehn has also served as a director of ING North American Advisory Board and Seniorbridge Family Companies.  Ms. Koehn holds a B.A. degree from Stanford University, an M.A. degree in Public Policy from the Harvard University Kennedy School of Government and an M.A. degree and a Ph.D. degree in European History from Harvard University. As a professor and academic, Ms. Koehn brings diverse business experience and a unique perspective to the Board.

    Christopher A. Masto, 45, has served as a member of Tempur-Pedic International’s Board of Directors since November 2002. Mr. Masto is a Senior Managing Director of Friedman Fleischer & Lowe, LLC, a private equity firm, which he co-founded in 1997. Prior to 1997, he worked as a management consultant with Bain & Company. Prior to that, Mr. Masto was employed at Morgan Stanley & Co., where he worked as an investment banker. He currently serves on the boards of  Speedy Cash Holdings Corp and TriTech Software Systems. Mr. Masto graduated magna cum laude from Brown University with a Sc.B. in Electrical Engineering and received his M.B.A. degree from Harvard Business School. With considerable experience in private equity and investment banking, Mr. Masto brings to the Board in-depth experience in strategic planning and finance.

    P. Andrews McLane, 65, has served as Chairman of Tempur-Pedic International’s Board of Directors since November 2002. His career began in 1973 with the State Street Bank.  Mr. McLane joined TA Associates, Inc. in 1979, became a Managing Director in 1982 and Senior Managing Director in 1997, and served on TA Associate’s Executive Committee for 20 years. He became a Senior Advisor of the firm in 2008. Mr. McLane is a Director of Numeric Investors LLC, First Eagle Investment Management Inc. and the U.S. Ski and Snowboard Team Association, and is a Trustee of the Museum of Fine Arts, Boston. In the past five years Mr. McLane has also been on the Board of Advisory Research, Inc.  Mr. McLane graduated from Dartmouth College with an A.B. degree and from the Tuck School of Business at Dartmouth with an M.B.A. degree. Mr. McLane brings invaluable significant strategic insight and business experience to the Board with his long career in private equity with a focus on financial services, business services and consumer industries.

    Mark Sarvary, 53, has served as a member of Tempur-Pedic International’s Board of Directors since August 2008. Mr. Sarvary joined Tempur-Pedic International in June 2008 and serves as President and Chief Executive Officer of Tempur-Pedic International. Prior to joining Tempur-Pedic, from January 2008 until June 2008, Mr. Sarvary served as an Operating Partner with CVC Capital Partners, a global private equity firm. Prior to CVC, from March 2004 to October 2007, Mr. Sarvary was the Executive Vice President and President of Campbell Soup Company, North America division, responsible for $6 billion in business, including Campbell Soup, Pepperidge Farm, Pace, Prego and V8 as well as Godiva’s global business. From 2002 until 2004, Mr. Sarvary was the President of Campbell’s Pepperidge Farm division. Prior to joining Campbell’s, from 1999 to 2002, Mr. Sarvary was the CEO of J. Crew Group, Inc., and from 1993 to 1999 he worked for Nestle, most recently as the President of the Stouffer’s Frozen Food division. Earlier in his career, Mr. Sarvary worked as a strategy consultant with Bain & Company and in sales and marketing roles with IBM Corporation in Europe. Mr. Sarvary received his B.Sc. in Physics from Kent University in the United Kingdom and an M.B.A. from INSEAD Business School in France. Mr. Sarvary is an accomplished business leader, through his private equity experience coupled with his considerable experience as an executive for large global companies, who brings a great breadth of skills in sales, marketing, product innovation, strategy and operations to the Board.

    Robert B. Trussell, Jr., 61, has served as a member of Tempur-Pedic International’s Board of Directors or its predecessors since 1992, and has served as Vice Chairman of the Board of Directors since April 2006. Mr. Trussell served as Chief Executive Officer of Tempur-Pedic International until May 2006, and served in that capacity at Tempur-Pedic International or its predecessor since November 2002. From 1994 to December 2004, Mr. Trussell served as President of Tempur-Pedic International or one of the predecessors to Tempur-Pedic International. Prior to joining Tempur-Pedic International, Mr. Trussell was general partner of several racing limited partnerships that owned racehorses in England, France and the United States. He was also the owner of several start-up businesses in the equine lending and insurance business. Mr. Trussell received his B.S. degree from Marquette University. As former Chief Executive Officer and a principal founder of the Company, Mr. Trussell brings management experience and a historical perspective to the Board.

Executive Officers

Name	Age	Position
Mark Sarvary	53	President and Chief Executive Officer
Lawrence J. Rogers	64	Chief Executive Officer of Sealy Corporation
W. Timothy Yaggi	52	Chief Operating Officer
Dale E. Williams	50	Executive Vice President and Chief Financial Officer
Richard W. Anderson	53	Executive Vice President and President, North America
Matthew D. Clift	53	Executive Vice President of Global Operations
Lou H. Jones	62	Executive Vice President, General Counsel and Secretary
David Montgomery	52	Executive Vice President and President of International Operations
Brad Patrick	48	Executive Vice President and Chief Human Resources Officer
Bhaskar Rao	47	Chief Accounting Officer and Senior Vice President Finance

    Lawrence J. Rogers joined Tempur-Pedic International Inc. in March 2013 through the Tempur-Pedic International and Sealy Corporation merger and serves as CEO of Sealy.  From 2008 to March 2013, Mr. Rogers served as President and Chief Executive Officer of Sealy Corporation. From December 2006 to 2008, Mr. Rogers served as President, North America of Sealy and prior to that as President, Sealy International.  Mr. Rogers joined Sealy in 1979 and has also served in numerous other capacities, including President of Sealy of Canada.  Mr. Rogers received his undergraduate degree in Business Administration from Red River College, where he majored in Marketing and Economics.

    W. Timothy Yaggi joined Tempur-Pedic International in February 2013 and serves as Chief Operating Officer. From 2008 to June 2012, Mr. Yaggi served as Group President of the North America Builder Group at Masco Corporation. From 1994 to 2008, Mr. Yaggi was employed at Whirlpool Corporation, most recently as Executive Vice President, Market Operations, North America. Mr. Yaggi was also employed by Norelco (Philips) from 1988 to 1993, as well as at J. Crew, Inc. from 1986 to 1988. Mr. Yaggi received his A.B. degree from Princeton University and an M.B.A. degree from Michigan State University.

    Dale E. Williams joined Tempur-Pedic International in July 2003 and serves as Executive Vice President and Chief Financial Officer. From November 2001 through 2002, Mr. Williams served as Vice President and Chief Financial Officer of Honeywell Control Products, a division of Honeywell International, Inc. From 2000 to 2001, Mr. Williams served as Vice President and Chief Financial Officer of Saga Systems, Inc./Software AG, Inc. Prior to that, Mr. Williams spent 15 years in various management positions at General Electric Company, most recently as Vice President and Chief Financial Officer of GE Information Services, Inc. Mr. Williams received his B.A. degree in finance from Indiana University.

    Richard W. Anderson joined Tempur-Pedic International in July 2006 and serves as Executive Vice President and President, North America.  From 1983 to 2006, Mr. Anderson was employed by The Gillette Company, which became a part of The Procter & Gamble Company in 2005. Mr. Anderson most recently served as the Vice President of Marketing for Oral-B and Braun in North America. Previously, Mr. Anderson was the Vice President of Global Business Management for Duracell.  Mr. Anderson has held several management positions in marketing and sales as well as overseeing branding, product development and strategic planning. Mr. Anderson obtained B.S. and M.B.A. degrees from Virginia Tech.

    Matthew D. Clift joined Tempur-Pedic International in December 2004 and serves as Executive Vice President of Global Operations, with responsibilities including manufacturing and research and development. From 1991 to December 2004, Mr. Clift was employed by Lexmark International where he most recently served as Vice President and General Manager of the consumer printer division. From 1981 to 1991, Mr. Clift was employed by IBM Corporation and held several management positions in research and development and manufacturing. Mr. Clift obtained his B.S. degree in chemical engineering from the University of Kentucky. Mr. Clift announced that he plans to retire from the Company during the second quarter of 2013.

    Lou H. Jones joined Tempur-Pedic International in June 2009 and serves as Executive Vice President, General Counsel and Secretary. From July 2007 to January 2009, Ms. Jones was employed by Papa John’s International, where she served as General Counsel. From March 1998 to July 2007, Ms. Jones was employed by Blockbuster Inc., serving as Senior Vice President, Corporate and International Law.  From May 1984 to March 1998, Ms. Jones was a partner and shareholder at the law firm of Thompson & Knight. Ms. Jones earned a B.A. degree from the University of Texas, a B.G.S. degree from the University of Nebraska and a J.D. degree from Southern Methodist University.

    David Montgomery joined Tempur-Pedic International in February 2003 and serves as Executive Vice President and President of International Operations, with responsibilities including marketing and sales. From 2001 to November 2002, Mr. Montgomery was employed by Rubbermaid, Inc., where he served as President of Rubbermaid Europe. From 1988 to 2001, Mr. Montgomery held various management positions at Black & Decker Corporation, most recently as Vice President of Black & Decker Europe, Middle East and Africa. Mr. Montgomery received his B.A. degree, with honors, from L’ Ecole Superieure de Commerce de Reims, France and Middlesex Polytechnic, London.

    Brad Patrick joined Tempur-Pedic International in September 2010 and serves as Executive Vice President and Chief Human Resources Officer. From 2005 to September 2010, Mr. Patrick was employed by the Sara Lee Corporation where he served as Senior Vice President of Human Resources. Mr. Patrick was employed by The Gillette Company from 2004 to 2005, which later became part of The Procter & Gamble Company, Delta Air Lines from 2000 to 2004 and Frito Lay, Inc. from 1988 to 2000 where he held several senior human resources positions. Mr. Patrick received his B.A. from the University of Kentucky with an emphasis in Personnel and Industrial Relations.

    Bhaskar Rao joined Tempur-Pedic International in January 2004 and since April 2011 has served as Senior Vice President Finance and Chief Accounting Officer. From February 2010 to April 2011, Mr. Rao served as Senior Vice President of Strategic Planning and Corporate Development and Chief Accounting Officer. From May 2006 to February 2010, Mr. Rao served as Vice President of Strategic Planning and Chief Accounting Officer. From October 2005 to May 2006, Mr. Rao served as Vice President of Strategic Planning. From January 2004 to October 2005, he served as Director of Financial Planning and Analysis. From 2002 until December 2003, Mr. Rao was employed by Ernst & Young as a Senior Manager in the assurance and business advisory group.  Mr. Rao was employed by Arthur Andersen from 1994 until 2002.  Mr. Rao graduated from Bellarmine University with B.A. degrees in Accounting and Economics. Mr. Rao is also a Certified Public Accountant.

BOARD OF DIRECTORS’ MEETINGS, COMMITTEES OF THE BOARD
AND RELATED MATTERS

Corporate Governance

    The Company believes that sound corporate governance practices are essential to maintain the trust of our stockholders, customers, employees and other stakeholders. We believe we operate under governance practices that are transparent, up-to-date and appropriate for our industry.

    The following materials related to our corporate governance and related matters, including our Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on our website at: http://investor.tempurpedic.com/ under the caption “Corporate Governance”:

●	Fourth Amended and Restated By-Laws (“By-Laws”)
●	Core Values
●	Corporate Governance Guidelines
●	Code of Business Conduct and Ethics for Employees, Executive Officers and Directors
●	Policy on Complaints of Accounting, Internal Accounting Controls and Auditing Matters
●	Amended and Restated Certificate of Incorporation
●	Audit Committee Charter
●	Compensation Committee Charter
●	Nominating and Corporate Governance Committee Charter
●	Governance Hotline Information
●	Contact the Presiding Director

    Copies of these materials may also be obtained, free of charge, by writing to:  Tempur-Pedic International Inc., 1000 Tempur Way, Lexington, Kentucky 40511, Attention: Investor Relations.  Please specify which document you would like to receive.

Certificate of Incorporation and By-Laws; Majority Voting for Directors

    Tempur-Pedic International’s By-Laws provide that a director in an uncontested election will be elected by a majority of votes cast (excluding abstentions) at a stockholder meeting at which a quorum is present. For purposes of this vote, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director (excluding abstentions). If an incumbent director fails to receive the requisite vote, the director must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. In an election for directors where the number of nominees exceeds the number of directors to be elected – a contested election – the directors would be elected by the vote of a plurality of the shares represented at the meeting and entitled to vote on the matter. Neither Tempur-Pedic International’s Certificate of Incorporation nor its By-Laws provide for a classified Board of Directors.

Board of Directors’ Meetings

    The Board of Directors held eleven meetings in 2012. The Securities and Exchange Commission (“SEC”) requires disclosure of the name of any director who, during the last full fiscal year (calendar year 2012), attended fewer than 75% of the aggregate of the total number of meetings of (i) the Board during the period for which he or she has been a director and (ii) all committees of the board on which the director served during the periods that he or she served.  Each director attended more than 75% of the combined total number of meetings of the Board of Directors and its committees held in 2012 during the period in which they served as Directors or committee members.

Directors’ Independence

    Our corporate governance guidelines provide that a majority of the Board of Directors shall consist of independent Directors within the meaning of the New York Stock Exchange Rules governing the composition of the Board of Directors and its committees (“NYSE Independence Rules”). The Board of Directors has determined that none of Evelyn S. Dilsaver, Frank Doyle, John A. Heil, Peter K. Hoffman, Sir Paul Judge, Nancy F. Koehn, Christopher A. Masto, P. Andrews McLane or Robert B. Trussell, Jr. have a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) within the meaning of the NYSE Independence Rules and accordingly are “independent” for purposes of the NYSE Independence Rules.

    The Board of Directors has determined that Mark Sarvary does not qualify as an independent director under the NYSE Independence Rules because he serves as President and Chief Executive Officer of Tempur-Pedic International.

Board Leadership Structure

    As stated in its Corporate Governance Guidelines, the Board has no set policy with respect to the separation of the offices of Chairman and the Chief Executive Officer.  Currently, the Board believes that the separation of these positions is the most appropriate structure for the company and has had a separate Chairman and Chief Executive since before it became a public company.  Since the formation of Tempur-Pedic International in 2002, P. Andrews McLane has served as the Chairman of the Board while Robert B. Trussell Jr., Thomas Bryant and Mark Sarvary have each served in the role of Chief Executive Officer and a member of the Board.  By having a separate Chairman and Chief Executive Officer, the Board believes that the Chief Executive Officer may devote more of his attention to running the operations of the Company while the Chairman assumes the responsibility of running the Board.  In addition, the Board believes it is beneficial to have an independent Chairman whose sole job is leading the Board, as the independent chairman may more effectively and objectively monitor the performance of the Company and the Chief Executive Officer.  Having the Chief Executive Officer serve on the Board of Directors ensures that the Board contains the individual most familiar with the Company’s business and industry and most effective at identifying strategic priorities and implementation of the Company’s strategy, while also retaining an independent leader.

    The Board believes that the structure of its leadership may vary from time to time, depending on the circumstances of the Company and its succession planning.  Therefore, the Board periodically reviews its leadership structure.

Board of Director’s Role in Risk Oversight

    The Board of Directors is responsible for overseeing the management and operations of the Company, including overseeing its risk assessment and risk management functions.  As discussed elsewhere in this Proxy Statement, the Board of Directors has delegated primary responsibility for reviewing the Company’s policies with respect to risk assessment and risk management to the Audit Committee.  The Board has determined that this oversight responsibility can be most efficiently performed by the Audit Committee as part of its overall responsibility for providing independent, objective oversight with respect to Tempur-Pedic International’s accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance.  The Audit Committee regularly reports to the Board of Directors with respect to its oversight of these important areas. The Compensation Committee has primary responsibility for oversight of risk related to compensation matters, as more fully described elsewhere in this Proxy Statement.

Committees of the Board

    The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Audit Committee

    The members of the Audit Committee during 2012 were Frank Doyle (Chair), Evelyn S. Dilsaver, Peter K. Hoffman and Sir Paul Judge. The Board has determined that each member of the Audit Committee is independent as defined in the NYSE Independence Rules and the rules of the SEC. The Board has also determined that all members of the Audit Committee are audit committee financial experts within the meaning of Item 407(d)(5)(ii) of Regulation S-K of the Securities and Exchange Act of 1934, as amended (“Exchange Act”) and have “accounting or related financial management expertise” within the meaning of the applicable NYSE Rules. See “Election of Directors—Nominees to Board of Directors” for disclosure regarding such audit committee financial experts relevant experience. The Audit Committee was established in accordance with Section 3(a)(58) of the Exchange Act.

    The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight with respect to Tempur-Pedic International’s accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Some of the Audit Committee’s responsibilities include:

●	reviewing the scope of internal and independent audits;
●	reviewing the Company’s quarterly and annual financial statements and Annual Report on Form 10-K;
●	reviewing the adequacy of management’s implementation of internal controls;
●	reviewing the Company’s accounting policies and procedures and significant changes in accounting policies;
●	reviewing the Company’s business conduct and ethics policies and practices;
●	reviewing the Company’s policies with respect to risk assessment and risk management;
●	reviewing information to be disclosed and types of presentations to be made in connection with the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
●	preparing an annual evaluation of the committee’s performance;
●	reporting regularly to the Board on the committee’s activities; and
●	appointing the independent public accountants and reviewing their independence and performance and the reasonableness of their fees.

    The Audit Committee has established whistle blower procedures, which provide for the (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Tempur-Pedic International also has a confidential, anonymous reporting system which is web-based and available to all employees. All reports are treated confidentially.

    The Audit Committee met thirteen times in 2012. A copy of the Audit Committee charter as adopted by our Board of Directors is available on Tempur-Pedic International’s website at http://investor.tempurpedic.com/ under the caption “Corporate Governance.”

The Compensation Committee

    The members of the Compensation Committee are Peter K. Hoffman (Chair), Frank Doyle, John A. Heil and Sir Paul Judge. The Board of Directors has determined that each member of the Compensation Committee is independent as defined in the NYSE Independence Rules. Some of the Compensation Committee’s responsibilities include:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer, evaluating at least once a year the chief executive officer's performance in light of these established goals and objectives and, based upon these evaluations, determining and approving the Chief Executive Officer's annual compensation, including salary, bonus, incentive and equity compensation;
●	reviewing on an annual basis the Company's compensation structure for officers and employees other than the Chief Executive Officer and making recommendations to the Board regarding the compensation of these Officers and employees;
●	overseeing the development of executive succession plans and the leadership development and training of the Company’s executive team;
●	reviewing on an annual basis the Company’s compensation structure for its Directors and making recommendations to the Board regarding the compensation of Directors;
●	reviewing the Company's incentive compensation and stock-based plans and recommending changes in such plans to the Board as needed, having and exercising all the authority of the Board with respect to the administration of such plans;
●	reviewing executive officer compensation for compliance with Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (Code), and other applicable laws, rules and regulations;
●	reviewing and approving employment agreements, severance arrangements and change in control agreements and provisions when, and if, appropriate, as well as any special supplemental benefits;
●	reviewing with management the “Compensation Discussion and Analysis” section in the Company’s Proxy Statement;
●	preparing and publishing an annual executive compensation report in the Company's Proxy Statement;
●	preparing an annual evaluation of the committee's performance;
●	reporting regularly to the Board on the committee's activities;
●	performing any other activities consistent with the committee’s charter, the Company's By-Laws and governing law, as the committee or the Board deems appropriate; and
●	with respect to any reference in the committee’s charter to NYSE or SEC requirements, complying with these requirements when listed by the NYSE or subject to the requirements of the SEC.

    The Compensation Committee, in its role as administrator under the Company’s Amended and Restated 2003 Equity Incentive Plan, as amended (the 2003 Equity Incentive Plan), has delegated authority to the Company’s President and Chief Executive Officer to grant equity awards within certain specified parameters.

    In determining the incentive compensation of our executive officers (other than for our Chief Executive Officer), our President and Chief Executive Officer recommends performance objectives to the Compensation Committee and assists the Compensation Committee to determine if the performance objectives have been achieved.

    Since 2005, the Compensation Committee has periodically engaged Frederic W. Cook & Co., Inc. (Cook), an executive compensation consultant, to evaluate the Company’s overall compensation structure and equity compensation for the Company’s Executive Officers and Directors.   In 2012, the Compensation Committee directly engaged Cook to update the competitive analysis of executive compensation levels and structure. For a further description of the services Cook has provided, see “Executive Compensation and Related Information – Compensation Discussion and Analysis” in this Proxy Statement.

    Cook does no work for management unless requested by and on behalf of the Compensation Committee Chair, receives no compensation from the Company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the Company. A representative from Cook attends meetings of the Compensation Committee, when requested by the Compensation Committee Chair, and the Compensation Committee Chair frequently interacts with the consultant between meetings to define the nature of work to be conducted, to review materials to be presented at Committee meetings and to obtain the consultant’s opinion and perspective on proposals prepared by management. In accordance with the requirements of Item 407(e)(3)(iv) of Regulation S-K, the Company has affirmatively determined that no conflicts of interest exist between the Company and Cook (or any individuals working on the Company’s account on Cook’s behalf). In reaching such determination, the Company considered the following enumerated factors, all of which were attested to or affirmed by Cook:

●	During fiscal 2012, Cook provided no services to and received no fees from the Company other than in connection with the Engagement;
●	The amount of fees paid or payable by the Company to Cook in respect of the Engagement represented (or are reasonably certain to represent) less than 1% of Cook’s total revenue for the 12 month period ended December 1, 2012;
●	Cook has adopted and put in place adequate policies and procedures designed to prevent conflicts of interest, which policies and procedures were provided to the Company;
●
There are no business or personal relationships between Cook and any member of the Compensation Committee other than in respect of (i) the Engagement, or (ii) work performed by Cook for any other company, board of directors or compensation committee for whom such Committee member also serves as an independent director;

●	Cook owns no stock of the Company; and
●	There is no business or personal relationships between Cook and any executive officer of the Company other than in respect of the Engagement.

    The Compensation Committee met six times in 2012.  A copy of the Compensation Committee charter as adopted by our Board of Directors is available on Tempur-Pedic International’s website at http://investor.tempurpedic.com/, under the caption “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

            The members of our Compensation Committee during 2012 were Peter K. Hoffman, Frank Doyle, John A. Heil and Sir Paul Judge. None of these members is a current or former officer or employee of Tempur-Pedic International or, to our knowledge, has any interlocking relationships as set forth in applicable SEC rules that require disclosure as a Compensation Committee interlock.

The Nominating and Corporate Governance Committee

            The members of the Nominating and Corporate Governance Committee are Christopher A. Masto (Chair), John A. Heil, Nancy F. Koehn and P. Andrews McLane. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the NYSE Independence Rules. Some of the Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become members of the Board;
●	recommending to the Board director nominees to be presented at the annual meeting of stockholders and to fill vacancies on the Board;
●	developing appropriate criteria for identifying properly qualified directorial candidates;
●	annually reviewing and recommending to the Board members to each standing committee of the Board;
●	preparing an annual evaluation of the committee’s performance and reporting regularly to the Board concerning actions and recommendations of the committee;
●	establishing procedures to assist the Board in developing and evaluating potential candidates for executive positions, including the chief executive officer;
●	reviewing various corporate governance-related policies, including the Code of Business Conduct and Ethics, the Related Party Transactions Policy, and the Policy on Insider Trading and Confidentiality, and recommending changes, if any, to the Board;
●	reviewing and evaluating related party transactions; and
●	developing and recommending to the Board corporate governance guidelines for the Company.

    The Nominating and Corporate Governance Committee met four times in 2012.  A copy of the Nominating and Corporate Governance Committee charter as adopted by our Board of Directors is available on Tempur-Pedic International’s website at http://investor.tempurpedic.com/ under the caption “Corporate Governance.”

Policy Governing Related Party Transaction

    Our Board has adopted a written Related Party Transactions Policy providing for the review and approval or ratification by the Nominating and Corporate Governance Committee of any transaction, arrangement or relationship, or series of such transactions, arrangements or relationships (including indebtedness or guarantees of indebtedness in which the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year end, involving the Company and its Directors, Executive Officers, beneficial owners of more than 5% of the Company’s common stock, and their immediate family members or affiliates. In reviewing a transaction or relationship, the Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether it is on terms no more favorable than to an unaffiliated third party under similar circumstances, as well as the extent of the related party’s interest in the transaction.

Policies Governing Director Nominations

    Director Qualifications and Review of Director Nominees

    The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding the size and composition of the Board. The Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. The Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of the Company’s business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. Board members should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills and business experience. Directors should be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure that good corporate governance is practiced.

    In evaluating a director candidate, the Committee considers factors that are in the best interests of the Company and its stockholders, including the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; independence; reputation for integrity, honesty and adherence to high ethical standards; the ability to exercise sound business judgment; substantial business or professional experience and the ability to offer meaningful advice and guidance to the Company’s management based on that experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any other criteria established by the Board and any core competencies or technical expertise necessary to staff Board committees. In addition, the Committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties.

    In addition to fulfilling the above criteria, nine of the ten nominees for re-election named above are considered independent under the NYSE rules. Mr. Sarvary is not considered independent because he is an employee of the Company. The Nominating and Corporate Governance Committee believes that all ten nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

    Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, private equity, finance, manufacturing, consumer product companies, sales, marketing and international business.  Set forth below are the conclusions reached by the Board with regard to its nominees.

    Ms. Dilsaver brings significant accounting, auditing and financial skills, based on her training as an accountant and her senior positions at a number of financial services companies, including in the role of chief financial officer.

    Mr. Doyle brings significant accounting and auditing skills based on his long experience as an accountant, and also brings significant manufacturing and international experience based on his experience as a chief executive officer.

    Mr. Heil has served in positions of president, chief executive officer or chief operating officer of a number of food and consumer products companies, and has significant manufacturing, marketing and managerial experience.

    Mr. Hoffman brings significant experience in the branded consumer products industry as a result of his long career with The Gillette Company and The Procter & Gamble Company, including significant marketing and international experience.

    Sir Paul Judge brings significant executive and financial experience in the food industry, and as a UK citizen brings an international perspective to the Board.

    Ms. Koehn’s experience at Harvard Business School and as a leading consultant brings significant expertise in strategic branding and marketing.

    Mr. Masto has significant experience in private equity, management consulting and investment banking, and brings deep financial and analytical skills.

    Mr. McLane has significant experience as a private equity investor and brings significant financial and investment experience, as well as significant experience as a director of a large number of companies, both public and private, over the years.

    Mr. Sarvary serves as our Chief Executive Officer and has significant experience in senior management positions with consumer businesses.

    Mr. Trussell brings management experience and a historical perspective to the Board as former Chief Executive Officer and a principal founder of the Company.

    The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and the composition of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all Directors:

●	a reputation for integrity, honesty and adherence to high ethical standards;
●	the ability to exercise sound business judgment;
●	substantial business or professional experience and the ability to offer meaningful advice and guidance to the Company’s management based on that experience; and
●	the ability to devote the time and effort necessary to fulfill their responsibilities to the Company.

    The Nominating and Corporate Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, including whether the nominee has specific strengths that would augment existing skills and experience of the Board of Directors, such as an understanding of and experience in international business, accounting, governance, finance or marketing and whether the nominee has leadership experience with public companies or other sophisticated and complex organizations. Further, consideration is given to having a diversity of background, experience, skill and perspective among the Directors, including perspectives that may result from diversity in ethnicity, race, gender, national origin or nationality, and that the Directors represent a range of differing professional positions, industry sectors, expertise and geographic representation.  The Board does not have a specific policy with respect to the diversity of its Directors, and diversity is only one consideration when selecting and nominating Directors.

    Process for Identifying and Evaluating Director Nominees

    The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. Although the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders, the Committee believes that the process it uses to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further the Company's mission. The Committee may identify nominees through the use of professional search firms that may utilize proprietary screening techniques to match candidates to the Committee's specified qualifications. The Committee may also receive recommendations from existing Directors, Executive Officers, stockholders, key business partners and trade or industry affiliations. The Committee will evaluate nominations at regular or special meetings, and in evaluating nominations, will seek to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth above under “Director Qualifications.” The Board itself is ultimately responsible for recommending candidates for election to the stockholders or for appointing individuals to fulfill a vacancy.

    In 2012, the Company did not employ a search firm or pay fees to any third party to either search for or evaluate Board nominee candidates.

    Procedures for Recommendation of Director Nominees by Stockholders

    The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth above under “Director Qualifications.” Any stockholder recommendations of director nominees proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed in writing to the Committee, care of: Tempur-Pedic International Inc., 1000 Tempur Way, Lexington, Kentucky 40511, Attention:  Corporate Secretary. In addition, the Company’s By-Laws permit stockholders to nominate directors for consideration at an annual stockholder meeting in accordance with certain procedures described in this Proxy Statement under the heading “Stockholder Proposals for 2014 Proxy Statement.”

Designation of, and Communication with, Tempur-Pedic International’s Board of Directors through its Presiding Director

    The Board of Directors has designated P. Andrews McLane as the “Presiding Director” as that term is defined in applicable NYSE Independence Rules. Stockholders or other interested parties wishing to communicate with our Board of Directors can contact the Presiding Director by e-mail at presidingdirector@tempurpedic.com or by going to Tempur-Pedic International’s website at http://investor.tempurpedic.com/ under the caption “Corporate Governance — email the Presiding Director.” Regardless of the method you use, the Presiding Director will be able to view your unedited message. The Presiding Director will determine whether to relay your message to other members of the Board.

Executive Sessions

    Executive sessions, or meetings of the outside (non-management) Directors without management present, are held regularly.  In 2012, executive sessions were held after five regularly scheduled meetings of the Board of Directors. Executive sessions are led by P. Andrews McLane, the Presiding Director.

Charitable Contributions

    Tempur-Pedic International has not made any charitable contributions to any charitable organization in which a director serves as an executive officer in which, within the preceding three years, such contributions in any single year exceeded the greater of $1.0 million, or 2% of such organization’s consolidated gross revenues.

Board Member Attendance at Annual Meetings

    In accordance with our Corporate Governance Guidelines, all Directors are generally expected to attend the annual meeting of stockholders. At our last annual meeting, which was held on April 25, 2012, all ten Directors standing for re-election on the Board attended.

PRINCIPAL SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as of April 1, 2013 regarding the beneficial ownership of our outstanding equity securities by:

●	each person known to beneficially own more than 5% of Tempur-Pedic International’s outstanding common stock;
●	each of Tempur-Pedic International’s Directors and Named Executive Officers (as defined below in “Executive Compensation and Related Information”); and
●	all of Tempur-Pedic International’s Directors and Executive Officers as a group.

    Beneficial ownership of shares is determined under Rule 13d-3(d)(1) of the Exchange Act and generally includes any shares over which a person exercises sole or shared voting or investment power and the number of shares that can be acquired within sixty (60) days upon exercise of any option. Common stock subject to these options, warrants and rights is deemed to be outstanding for the purpose of computing the ownership percentage of the person holding such options, but is not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.  As of the close of trading on April 1, 2013, there were 60,309,983 shares of common stock outstanding, which is used to calculate the percentages in the table below.

    Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

	Shares Beneficially Owned

	Number of	Percentage
Name of Beneficial Owner:	Shares	of Class
5% Stockholders:
FMR LLC (1)	9,242,067	15.3%
Chieftain Capital Management, Inc. (2)	7,539,801	12.5%
Senator Investment Group LP (3)	5,040,000	8.4%
Blackrock, Inc. (4)	4,274,419	7.1%
State Street Financial Center (5)	3,988,245	6.6%
H Partners Management, LLC (6)	3,023,600	5.0%

Executive Officers and Directors:
Mark Sarvary (7)	864,539	*	%
Dale E. Williams (7),(8)	423,729	*	%
Richard W. Anderson (7)	265,683	*	%
Matthew D. Clift (7)	29,503	*	%
David Montgomery (7)	486,730	*	%
Evelyn S. Dilsaver (7)	17,382	*	%
Frank Doyle (7)	99,691	*	%
John Heil (7)	17,516	*	%
Peter K. Hoffman (7)	81,741	*	%
Sir Paul Judge (7)	8,832	*	%
Nancy F. Koehn (7)	89,741	*	%
Christopher A. Masto (7),(9)	169,095	*	%
P. Andrews McLane (7),(10)	484,648	*	%
Robert B. Trussell, Jr. (7),(11)	75,791	*	%

All Executive Officers and Directors as a group (18 persons):	3,208,326	5.3%

* Represents ownership of less than one percent

(1)	Amounts shown reflect the aggregate number of shares of common stock held by FMR LLC based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2013. FMR LLC reported sole voting power over 561,113 shares, shared voting power over none of the shares and sole dispositive power over all 9,242,067 shares. The address of FMR LLC is 82 Devonshire Street, Boston, MA, 02109.
(2)
Amounts shown reflect the aggregate number of shares of common stock held by Chieftain Capital Management, Inc. based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2013.  Chieftain Capital Management, Inc. reported sole voting power over 6,198,166 shares, shared voting power over none of the shares and sole dispositive power over all 7,539,801 shares. The address of Chieftain Capital Management, Inc. is 510 Madison Avenue, New York, NY 10022.

(3)
Amounts shown reflect the aggregate number of shares of common stock held by Senator Investment Group LP, based on information set forth in a Schedule 13G filed with the SEC on March 8, 2013.  Senator Investment Group LP reported sole voting and sole dispositive power over all 5,040,000 shares.  The address of Senator Investment Group LP 510 Madison Avenue, 28th Floor, New York, NY, 10022.

(4)	Amounts shown reflect the aggregate number of shares of common stock held by Blackrock, Inc. based on information set forth in a Schedule 13G filed with the SEC on January 30, 2013. Blackrock, Inc. reported sole voting and sole dispositive power over all 4,274,419 shares. The address of Blackrock, Inc. is 40 East 52nd Street, New York, NY, 10022.
(5)
Amounts shown reflect the aggregate number of shares of common stock held by State Street Financial Center based on information set forth in a Schedule 13G filed with the SEC on February 12, 2013.  State Street Financial Center reported shared voting and shared dispositive power over all 3,988,245 shares. The address of State Street Financial Center is One Lincoln Street, Boston, MA, 02211.

(6)
Amounts shown reflect the aggregate number of shares of common stock held by H Partners Management, LLC based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2013. H Partners Management, LLC reported shared voting and shared dispositive power over all 3,023,600 shares.  The address of H Partners Management, LLC is 888 Seventh Avenue, 29th Floor, New York, NY, 10019.

(7)
Includes the following number of shares of common stock which a director or executive officer has the right to acquire upon the exercise of stock options that were exercisable as of April 1, 2013, or that will become exercisable within 60 days after that date:

Name	Number of Shares	Name	Number of Shares
Mark Sarvary	744,740	John A. Heil	4,091
Dale E. Williams	149,582	Peter K. Hoffman	81,741
Richard W. Anderson	238,168	Sir Paul Judge	8,491
Matthew D. Clift	5,669	Nancy F. Koehn	89,741
David Montgomery	184,001	Christopher A. Masto	61,291
Evelyn S. Dilsaver	12,882	P. Andrews McLane	7,123
Frank Doyle	48,191	Robert B. Trussell, Jr.	25,691

		All Executive Officers and Directors as a group	1,730,798

(8)	Includes 100,000 shares of common stock held in irrevocable trusts for the benefit of Mr. Williams’ children.
(9)	Includes 107,804 shares of common stock held in revocable trust for the benefit of Mr. Masto’s children.
(10)
Includes 254,943 shares of common stock which Mr. McLane may be deemed to have an indirect pecuniary interest as his spouse is the trustee of 10 trusts holding these shares in the aggregate for the benefit of his children and grandchildren.

(11)	Includes 50,000 shares of common stock, owned by RBT Investments, LLC and Robert B. Trussell, Jr. and Martha O. Trussell, Tenants in Common.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

    This Compensation Discussion and Analysis (“CD&A”) provides information about the material components of our executive compensation programs for our Named Executive Officers (“NEOs”), whose compensation is set forth in the 2012 Summary Compensation Table and other compensation tables contained in this Proxy Statement:

●	Mark Sarvary, President and Chief Executive Officer (“CEO”);
●	Dale Williams, Executive Vice President and Chief Financial Officer;
●	Rick Anderson, Executive Vice President and President, North America;
●	David Montgomery, Executive Vice President and President, International; and
●	Mathew Clift, Executive Vice President of Global Operations

    Our executive compensation program is designed to attract, motivate and retain the leaders of our business.  By rewarding our executives for Company performance and execution of key business plans and strategies, our compensation program creates long-term value for our stockholders. This CD&A explains how the Compensation Committee of the Board of Directors made compensation decisions in 2012 and in early 2013 for our NEOs.

Executive Summary

2012 Business Performance Highlights

    Fiscal year 2012 was a challenging year for the Company.  Sales for our North American business were disappointing and below plan, primarily due to dramatic changes in the competitive landscape, including an unprecedented number of new competitive product introductions. These significant changes in the competitive market presented a new challenge for the Company, different than anything we had previously faced.  We recognized the significance of this new challenge, revised our business plans in light of declining sales and responded with a number of key initiatives to better position the Company for future growth. These actions included not only the introduction of new products in the U.S., but the implementation and expansion of new and existing advertising programs and the implementation of price changes for certain products. Our International business increased in 2012, driven by new products and brand-building initiatives.  However, International performance was below plan due to the difficult macro-economic environment, particularly in Europe. Overall, even though our total Company performance across key financial measures declined versus 2011, we believe the measures we took in 2012 to stabilize our business positioned us for stronger performance in 2013 and beyond.

Key Measures	2012 Results	2011 Results	% Change from Prior Year
Net Sales	$1,403 Million	$1,418 Million	-1%
Pro Forma Diluted EPS (1)	$2.61	$3.18	-18%
Operating Cash Flow	$190 Million	$249 Million	-24%

(1) Pro Forma Diluted EPS means GAAP diluted EPS adjusted for certain non-recurring items as set forth in the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

    In September 2012, the Company announced a definitive agreement to acquire Sealy Corporation. This acquisition closed on March 18, 2013. Together, Tempur-Pedic and Sealy will have the strongest brand portfolio in the industry, the most comprehensive suite of bedding products available in the market, in-house expertise of most key bedding technologies, a world-class research and development team, and a highly complementary global footprint. The combination with Sealy Corporation is expected to drive significant stockholder value creation opportunities.

2012 and 2013 Compensation Actions for NEO’s

    At Tempur-Pedic International’s last two annual stockholders meetings, stockholders entitled to vote and holding in excess of 99% of the shares present voted in favor of our policies and procedures.   The Compensation Committee considered these results and continuing with past practice, the Compensation Committee made decisions consistent with our compensation philosophy and objectives over the past twelve months. These actions recognized the Company’s outstanding 2011 performance and the challenges in 2012, and continued to align executive pay with Company performance results.

2012 Actions

●	No change to base salaries: 2012 base salaries for our NEOs remained at 2011 levels.
●
Target bonus opportunities as a percentage of salary for our NEOs, excluding our CEO, increased from 55% to 60% consistent with comparable roles at other peer group companies.  No increase or change was made to the CEO’s target bonus of 100% of salary.

●	Actual bonuses earned by our NEOs were significantly below-target due to our below-target business results for 2012.
●
Consistent with our compensation philosophy, we granted long-term incentives to our NEOs at a level above peer group median.  Each NEO received a mix of equity awards with grant-date fair value of approximately 25% stock options and 75% performance restricted stock units (PRSUs).

2013 Actions

●	Base salaries for each of our NEOs were increased by 3% for 2013, after no increase to salaries in 2012.
●
Target bonus opportunities as a percentage of salary were increased from 60% to 70% of base salary for Messrs. Montgomery and Williams. No changes were made to target bonus opportunities for our remaining NEOs, including our CEO.

●
Target long-term incentive grant value was increased from $725,000 in 2012 to $800,000 in 2013 for Messrs. Montgomery and Williams. No changes to the 2012 target grant value were made in 2013 for Messrs. Anderson and Clift. Long-term incentive grants in 2013 were awarded with a mix of 50% stock options and 50% PRSUs for all NEOs.

●
Target long-term incentive grant value for our CEO increased from $3.25 million in 2012 to $4.0 million in 2013, based on increases in competitive long-term incentive values among our peer group companies. The amount realized against the performance awards within long term incentive grants, as in the past, can be impacted by operational performance. Eventual payout can be higher or lower than target value at date of grant.

●	PRSUs granted in 2011 and 2012 were formally terminated due to the Company’s failure to meet the minimum 2012 EBIT requirement.

Compensation Best Practices

    Our compensation program features specific elements designed to align executive compensation with long-term stockholder interests. We also strive to implement and maintain best practices in our compensation program. These practices include:

●
The vast majority of our executives’ total compensation opportunity is in the form of incentive-based compensation, and of this incentive-based compensation, the majority is equity-based, tied to long-term performance objectives, and strongly aligned with stockholder interests.

●
Requiring our executives to meet meaningful stock ownership requirements and to retain at least 50% of the total number of shares granted to them under the Company’s compensation plans until the guidelines have been met. We also have stock ownership requirements for our non-employee directors, as discussed elsewhere in this Proxy Statement.

●	Prohibiting the re-pricing or exchange of equity awards without stockholder approval.
●	Engagement by the Compensation Committee of an independent compensation consultant with no other ties to the Company or its management.
●
Providing minimal levels of executive perquisites, generally limited to a car allowance and, with respect to one NEO, tax preparation expenses.  Other than this, we do not provide additional perquisites or benefits to our NEOs that differ from those provided to other employees.

●	Regularly reviewing tally sheets and other analytical tools to assess executive compensation.
●	Not providing tax “gross-ups” for any element of executive compensation.
●	Not offering our executives participation in supplement executive retirement plans that provide extra benefits to our NEOs.

CEO Pay-for-Performance Alignment

    Our compensation program is designed to align the interests of our NEOs, including our CEO, with our stockholders. In fiscal 2012, because our financial performance results fell below target performance levels, realizable compensation for our CEO and NEOs was significantly below target and below the levels reported in the Summary Compensation Table.

    The table below summarizes the compensation opportunity that was targeted for our CEO, Mr. Sarvary. Because our compensation programs are aligned with performance, the actual amount realizable is considerably below target. The realizable value shown for option awards represents a Black-Scholes valuation using a December 31, 2012 share price of $31.49 and the exercise price of $71.50. The realizable value shown for the stock awards represents the estimated portion of shares that are earned based on the attainment of performance goals. The 2012 PRSU grant will not be earned because the minimum EBIT margin objective was not achieved. This table is intended to supplement the data provided in the Summary Compensation Table.

Supplemental Table of CEO Compensation in 2012
Compensation Element	Target Compensation	Realizable Compensation	Performance Results that Produced the Compensation
Base Salary	$787,500	$787,500	Base salary was not increased in 2012
Annual Incentive	$787,500	$197,000	Below target financial performance resulted in no payout earned under the Company performance components. Target payout earned for the Individual performance component based on pro forma EPS results
Total Cash	$1,575,000	$984,500	Below target pay earned for below target performance
Stock Awards	$2,437,500		2012 PRSU grant was forfeited due to failure of the Company to meet the minimum EBIT margin objective in 2012, as defined below
Option Awards	$812,500	$328,391	Stock options are deeply underwater with an exercise price of $71.50, but have some Black-Scholes value
Total	$4,825,000	$1,312,891	Below target pay earned for below target performance

    The chart below demonstrates the differences between target and realizable compensation for our CEO for 2010, 2011 and 2012. The chart includes the same compensation elements and the same valuation methodology as the table above. The PRSUs awarded in 2011 and 2012 were forfeited due to the Company’s failure to meet certain minimum EBIT margin thresholds for 2012.  “EBIT” means earnings before interest and taxes and “EBIT Margin” means EBIT expressed as a percentage of net sales. The PRSUs awarded in 2010 were earned at near maximum levels (282% of target) due to achievement of three year net sales at levels well above target and above threshold EBIT margin targets.

Roles of the Committee, Compensation Consultant and Management

    The Compensation Committee is comprised solely of independent directors and is responsible for determining the compensation of our CEO and other NEOs. The Compensation Committee receives assistance during its evaluation process from: (1) Cook, the Compensation Committee’s independent consultant; and (2) our CEO and internal compensation staff, led by our Executive Vice President, Chief Human Resources Officer.

    Cook has been retained by and reports directly to the Compensation Committee; it does not have any other consulting engagements with management. Cook, at the Compensation Committee’s request, regularly provides independent advice on current trends in compensation design, and provides executive compensation data and compensation program proposals to assist in evaluating and setting the overall structure of our executive compensation program and the compensation levels of our NEOs.

    The Compensation Committee reviews and approves our CEO’s compensation annually and makes determinations regarding adjustments and other changes in salary, annual incentive and long-term incentive plans.

    Our CEO reviews the compensation of the other executive officers annually and makes recommendations to the Compensation Committee regarding base salary, annual incentive and long-term incentive compensation plans.  The Board, upon recommendation of the Compensation Committee, reviews and approves the compensation for our executive officers other than our CEO.

Peer Group

    Our Compensation Committee examines competitive peer group and survey information, compiled by Cook, as one of many factors to assist in determining base salary, annual incentive compensation and stock-based award guidelines.  The Compensation Committee periodically benchmarks our executive compensation against the compensation paid to executives at a group of peer companies consisting of branded consumer product companies, with a focus on premium brands that had comparable annual revenues to the Company. Companies that meet these initial criteria are further screened by market capitalization, EBIT, EBIT margin, and price to earnings ratio, to ensure a focus on high-growth companies.  In addition, the Compensation Committee considers factors such as individual performance, internal equity among executives, promotion potential and retention risk in determining total compensation for our NEOs.

    The companies comprising the peer group for the study conducted in 2011 to determine 2012 compensation benchmarks for our NEOs are listed below.

2012 Peer Group
Aaron’s, Inc.	Gildan Activewear Inc.	Steven Madden, Ltd.
Alberto-Culver Company	Guess?, Inc.	The Timberland Company
Carter’s, Inc.	Lululemon Athletica Inc.	Tupperware Brands Corporation
Columbia Sportswear Company	Nu Skin Enterprises, Inc.	Under Armour, Inc.
Crocs, Inc.	Polaris Industries Inc.	The Warnaco Group, Inc.
Deckers Outdoor Corporation	Sealy Corporation	Wolverine World Wide, Inc.
Fossil, Inc.	Select Comfort Corporation

    In October 2012, the Compensation Committee reviewed the peer group and eliminated two companies which had been acquired during the prior year (Alberto-Culver Company and The Timberland Company).  This revised peer group was used to assist in compensation decisions for 2013 for our NEOs.

Tally Sheets

    In addition to considering compensation levels for the peer group, the Compensation Committee also considers information contained in total compensation tally sheets for each NEO. The Compensation Committee uses the tally sheets to evaluate accumulated equity value and total compensation opportunities.  The tally sheets summarize each component of compensation, including base salary, annual incentive plan payout, vested and unvested long-term incentive plan awards, 401(k) company contributions, health and welfare benefits, perquisites and potential payments in the event of termination of employment under various scenarios.

Compensation Philosophy and Objectives

    Our compensation program is designed to attract, motivate and retain our management talent and to reward management for strong Company performance and successful execution of key business plans and strategies. We believe that our compensation philosophy aligns management incentives with the long-term interests of our stockholders.

Compensation Components

    The principal components of compensation for our NEOs include:

Pay Element	Purpose	Description	Link to Performance
Base Salary	To attract and retain leadership talent and to provide a competitive base of compensation that recognizes the executive’s skills, experience and responsibilities in the position.	Fixed, non-variable cash compensation.
Base salary levels are based on a number of factors and are significantly influenced by each individual’s sustained performance over time, including promotion to higher positions. Base salary is targeted at a competitive level, generally near the market median for each executive.

Annual Incentive Awards	To provide executives with a clear financial incentive to achieve critical short-term financial and operating targets or strategic initiatives.	Annual cash payout based on Company and individual performance over the fiscal year.
75% of the incentive plan’s target payout opportunity is based on the Company’s annual performance, including net sales and EPS.   Achievement of individual objectives and overall individual performance determine 25% of the incentive opportunity. However, in lieu of individual objectives, our CEO is evaluated against EPS results.
Annual incentive opportunity is targeted near the market median for each executive.

Long-Term Incentive Awards (LTI)
To align a significant portion of executive compensation to the Company’s long-term performance as measured by long-term revenue growth and earnings objectives.

This component serves to motivate and retain executive talent.
Annual grants of stock options and PRSUs.
The target LTI grant value is allocated as a mix of PRSUs and stock options. Long-term incentive opportunity is targeted above the market median for each executive, consistent with the Company’s profile as a growth company.

    Overall, the Compensation Committee seeks to strike a balance among these three components, with an emphasis on ensuring that a majority of the total potential compensation for the Company’s executive officers is significantly at risk and tied to overall Company performance.

Compensation Mix

    The charts below show that most of our executives’ pay mix is variable and at risk (84% for our CEO and 72% for our other NEOs). The proportions of each pay component, shown below for 2012, may change in the future based on market or performance considerations.

2012 Compensation Mix

2012 Compensation Actions

Base Salary

    We pay base salaries in order to attract and retain leadership talent and to provide a competitive base of compensation that recognizes the executive’s skills and experience relative to his or her responsibilities in the position.

    As noted in the table below, in 2012, the Compensation Committee provided no salary increases for our NEOs.

2012 Annual Incentive Performance Achievement

    Our annual incentive plan ensures that a significant portion of each NEO’s annual compensation is at risk and dependent on overall Company and individual performance. The program provides NEOs a clear financial incentive to achieve critical short-term financial and operating targets or strategic initiatives.  The Compensation Committee is responsible for administering the annual incentive plan pursuant to the terms of the Company’s Amended and Restated Annual Incentive Bonus Plan (Annual Incentive Plan) which was approved by our stockholders in May 2010. The Annual Incentive Plan provides for cash-based performance awards, including awards intended to qualify as performance compensation under Section 162(m) of the Code.

    For all NEOs, the actual incentive award payout is based on the achievement of the performance criteria, potentially amounting to more or less than the target amount.  Annual incentive payout can range from 0% to 200% of target payout.  The following table sets forth the targeted annual incentive levels for each NEO in 2012, shown as a percentage of his base salary, along with the maximum potential incentive opportunity:

    The annual incentive for our NEOs is comprised of several components established at the beginning of each year as determined by the Compensation Committee. The 2012 annual incentive components are described below:

       (i) a Company goals component based on specific net sales and EPS targets;
       (ii) a Company goals component based on segment or operating cash flow performance that aligns with the operational focus of each NEO; and
       (iii) an Individual goals component based on the successful execution of individual objectives, except for the CEO where EPS achievement replaces Individual goals for this component.

    The table below identifies the 2012 performance metrics and weightings:

Executive	Corporate Net Sales and EPS	Operating Cash Flow	Segment Performance	Individual Performance	Corporate EPS	Total Weight
Mark Sarvary	50%	25%	--	--	25%	100%
Dale E. Williams	50%	25%	--	25%	--	100%
Richard W. Anderson	50%	--	25%	25%	--	100%
Matthew D. Clift	50%	--	25%	25%	--	100%
David Montgomery	50%	--	25%	25%	--	100%

    The Company net sales/EPS goal component of the annual incentive was established using a matrix to allow for payments between 0% and 200%.  A failure to meet the minimum requirement may result in no incentive payment with respect to the net sales/EPS goal component.  In calculating the net sales/EPS goal component payout, the Compensation Committee has the discretion to include or exclude extraordinary items, restructuring charges, accounting changes or any other unusual or nonrecurring item in its determination of whether the goal has been met.  In the case of any incentive intended to qualify as performance compensation under Section 162(m) of the Code, the Compensation Committee must determine at the time of establishing the goal that it will make an adjustment for one or more of these items if it arises. After considering 2012 performance results, the Compensation Committee made adjustments to exclude the effects of the tax impact of the repatriation of foreign earnings, transaction and integration costs related to the Sealy acquisition, and certain restructuring costs. The Compensation Committee retains the ability to exercise discretion, but took no other discretionary action in 2012.

    The Company goal component based on segment performance creates stronger ties to specific operating performance.  Specific targets are assigned based on each individual’s area of responsibility. For 2012, the North American and International segment each had targets based on their segment’s net sales and EBIT performance.  Mr. Anderson’s segment goals were based on North American net sales and EBIT, and Mr. Montgomery's segment goals were based on International net sales and EBIT.  Operations-based individuals, including Mr. Clift, were incented for 2012 on achievements against their cost management targets and gross margin performance.  In calculating the payout for the Company goal component based on segment performance, the Compensation Committee may exercise the discretion as described in the paragraph above.  Overall company cash flow targets applied to Messrs. Sarvary and Williams.  A matrix is used for each of these segment targets to determine payouts between 0% and 200%.

    The Individual goals component of the annual incentive for the NEOs is heavily weighted toward the successful completion of individual objectives.   The goals and objectives for all of the NEOs are initially approved by the CEO, subsequently reviewed by the Compensation Committee and, upon recommendation by the Compensation Committee, approved by the Board. The Individual goals component of the annual incentive targets 100% payout for the achievement of an executive’s annual objectives.  Payments can range from 0% to 200% of the targeted Individual goals component, based on individual performance. The determination of whether the Individual goals component of the incentive has been met and to what degree is based on the subjective determination of the Compensation Committee. In exercising this discretion the Compensation Committee looks broadly at each executive’s performance against individual objectives and the overall performance of the applicable NEOs within their specific area of responsibility. The CEO does not have an Individual goals component to his annual incentive award. In lieu of individual objectives, the CEO was evaluated against Corporate EPS performance for 2012.  However, the Compensation Committee evaluates Mr. Sarvary’s performance against individual objectives in evaluating whether to exercise its negative discretion to reduce the compensation determined based on the EPS component. The Compensation Committee determined that Mr. Sarvary satisfactorily achieved his individual performance objectives and elected to not exercise negative discretion and reduce the compensation earned for EPS achievement.

    The design and purpose of the Company goals components, represented by the net sales/EPS targets and the segment targets of the Company, and the purpose of the Individual goals component, represented by the achievement of individual targets or EPS, are to focus the NEOs on behaviors that support the overall performance and success of our Company.  Individual and Company goals are set with a reasonable level of difficulty that requires the Company and NEOs to perform at a high level in order to meet the goals and objectives. The likelihood of attaining these goals and objectives is not assured. Payouts in any year above 100% (target level) indicate significant accomplishment with performance above expectation.

 Achievement of Company Goals for 2012

    Due to challenging business conditions in 2012, actual performance results were below threshold for the net sales, pro forma diluted EPS, and operating cash flow objectives. As a result, each of our NEOs received a zero payout against the overall Company goals for net sales and EPS, and Messrs. Sarvary and Williams received a zero payment against their goals for operating cash flow.

    Segment performance against the North American net sales/EBIT matrix was also below the threshold level of performance expectation, resulting in a zero payout for this component for Mr. Anderson.  Segment performance against the International net sales/EBIT matrix was also below the threshold level of performance expectation, resulting in a zero payout for this component for Mr. Montgomery.  Segment performance against the Operations cost management/gross margin matrix also was below threshold, resulting in a zero payout for this component for Mr. Clift.

    The Compensation Committee sets each performance goal target at a level that is difficult but achievable and designed to drive industry leading results. The range around the target objectives reflects our strategic priorities. Goals at a threshold level are designed to be highly attainable, while goals at a maximum level are designed to reflect a stretch level of performance.

Achievement of Individual Goals for 2012

    In evaluating the 2012 individual goals performance for each NEO, other than Mr. Sarvary, the Compensation Committee considered the recommendations of our CEO and evaluated each NEO’s performance relative to his individual performance factors.  The Compensation Committee evaluated our CEO’s performance, and assessed his performance against the same factors in deciding whether to exercise negative discretion to reduce the amount determined based on the results of the EPS component.

    The individual objectives for 2012 were based on business drivers and priorities to support the framework of the Company’s five-year strategic business plan. This led to strong alignment and shared focus across the organization, in the following areas of priority:

Deliver Financial Objectives

●	Manage budget continuously and at line item level in a still uncertain environment
●	Complete the 2012 strategic plan and develop a robust 2013 plan
●	Optimize use of cash
●	Grow U.S. share in mattresses and hold share in specialty mattresses

Strengthen Competitiveness

●	Increase understanding of, and commitment to Tempur-Pedic’s strategic goals and initiatives throughout the organization
●	Strengthen organization caliber and level of engagement
●	Defend and enhance Tempur-Pedic’s differentiation to consumer and retailer
●	Continue to upgrade our information technology systems, complete new headquarters and other capital expenditure initiates
●	Acquire and successfully integrate additional subsidiaries
●	Enhance standing with Industry/investment community

Implement the Strategic Growth

●	Make sure everyone knows they would sleep better on Tempur-Pedic
●	Make sure there is a Tempur-Pedic mattress and a pillow for everyone
●	Make sure Tempur-Pedic is available to everyone
●	Make sure Tempur-Pedic is recommended to everyone
●	Make sure Tempur-Pedic continues to deliver the best sleep
●	Optimize cost structure to enable marketing and product investments

    The Compensation Committee determined that individual performance of our NEOs was near target relative to pre-established individual goals. Based on recommendations from our CEO, the Compensation Committee approved incentive awards for achievement of individual goals for our NEOs (excluding our CEO) in amounts ranging from 21.25% to 27.5% of bonus target. The Compensation Committee determined that our CEO, who is evaluated against Corporate EPS in lieu of individual performance goals, had achieved the target performance and was eligible to receive 25% of base salary. The CEO Corporate EPS target for individual performance was a range of at least $2.00 up to $3.20 which was achieved based on 2012 pro forma diluted EPS results of $2.61. The required performance established for our CEO was initially based on Corporate EPS, but was adjusted to reflect pro forma adjustments to exclude the effects of the tax impact of the repatriation of foreign earnings, transaction and integration costs related to the Sealy acquisition, and certain restructuring costs. The Compensation Committee determined that our CEO’s individual performance was at target, and therefore elected to not apply negative discretion to reduce his annual incentive award.

Annual Incentive Plan Payments for 2012

    Each NEO received a percentage payout of his overall incentive based on his performance for each component times the relative weight of each of the goal components: Company net sales/EPS (50%), the specifically designated segment goals (25%) and the Individual goals component or Pro Forma EPS (25%).  Because the financial results were below threshold levels, our NEOs were only rewarded for completion of the Individual goals component (or Corporate EPS results for our CEO). The payouts for 2012 were as follows, as determined by the individual performance assessments described above:

Named Executive Officer	2012 Actual Payout	Percentage of Overall Incentive Bonus Target
Mark Sarvary	$197,000	25.0%
Dale E. Williams	$61,380	27.5%
Richard W. Anderson	$45,900	21.25%
Matthew D. Clift	$60,165	26.25%
David Montgomery	$59,356	23.75%

Long-Term Incentive Grants for 2012

    Members of senior management, including our NEOs, are eligible to receive equity compensation awards under our equity incentive plans. We believe that providing equity awards as a component of compensation for senior managers aligns the interests of management with the interests of our stockholders by focusing executives on the long-term growth of the Company, and not short-term individual performance. In addition, we believe that equity grants provide an additional method of compensation where the return for each senior manager is directly tied to stockholders’ return on their investment.

    Our compensation philosophy for long-term incentives is to target grant-date award value above the median of the peer group at each level of the Company, unlike annual salary and annual incentive targets which are generally set at market median.  The Compensation Committee and the Board of Directors view the Company as a growth company and seek to attract, retain and motivate growth-oriented executives and employees who focus on long-term value creation.

    Our practice is to grant multiple forms of long-term incentive awards, each intended to accomplish different objectives. Stock options are granted to reward stock price increases. We also grant PRSUs, which are designed to reward participants for the successful achievement of multi-year sales growth and profit objectives, using a currency (Company common stock) that is strongly aligned with stockholders’ interests. In 2012, similar to 2011, the Compensation Committee awarded equity grants to all NEOs based on a fixed dollar target of grant-date fair value, allocating 75% of the value as target PRSUs and 25% of the value as stock options. While the Compensation Committee reserves the right to adjust the mix from year to year, the Committee viewed this grant type mix still appropriate for 2012 since the relationship between the value of a stock option award to the recipient and the cost of the award to the Company was still less efficient than in prior years.

Named Executive Officer	2012 LTIP Grant Value	# of Stock Options	# of PRSUs
Mark Sarvary	$3,250,000	21,719	34,091
Dale E. Williams	$725,000	4,838	7,608
Richard W. Anderson	$725,000	4,838	7,608
Matthew D. Clift	$725,000	4,838	7,608
David Montgomery	$725,000	4,838	7,608

    Each of the stock option awards granted in February 2012 has an exercise price of $71.50 and vests in three equal annual installments beginning on the first anniversary of the grant date and every year thereafter until all the shares are vested.

    The PRSUs are earned if certain three-year sales growth and EBIT margin objectives are achieved.  Based on these metrics, the award payout at the end of the performance period will range from no payout to up to three times the target number of PRSUs. Net sales and EBIT margin objectives were chosen to support the Company’s aggressive 2014 long-term strategic goal.  At the time the targets were established in February 2012, the Compensation Committee believed that these targets were directly linked to the long-term growth objectives of our business. Based on 2012 Company performance, because EBIT margin fell below the threshold the 2012 PRSU grants have been terminated with no payout.

2013 Compensation Actions

    We anticipate changes to our NEO group for 2013 due to the hiring of W. Timothy Yaggi in February 2013 as our Chief Operating Officer, the retirement of Mr. Clift in June 2013 and addition of Mr. Rogers upon the acquisition of Sealy on March 18, 2013.

2013 Base Salary

    In 2013, the Compensation Committee increased NEO salaries by 3.0% to keep salaries in the range of peer group median data.

2013 Annual Incentive Targets

    Based on an assessment of peer group data provided by the Compensation Committee’s independent consultant in October 2012, the Compensation Committee decided to maintain the targeted annual incentive percentage in relation to our CEO’s base salary for 2012 at 100%, but to increase the target percentage for Messrs. Williams and Montgomery from 60% to 70% of salary.  The target annual incentive percentage was not changed for Messrs. Anderson and Clift. The increased annual incentive target maintains peer group median proximity with total annual cash compensation.

2013 Long-Term Incentive Targets

    In 2013, the Compensation Committee approved targeted equity values for each of our NEOs. The Compensation Committee approved an increase from $3,250,000 to $4,000,000 for our CEO and increases from $725,000 to $800,000 for Messrs. Williams and Montgomery.  No other changes were made for the other NEOs. The Compensation Committee determined that 50% of the value of the grant would be in the form of stock options and 50% in the form of PRSUs.  The Committee made this change in grant type mix due to the decrease in the Company’s stock price and the relationship between the value of a stock option award to the recipient and the cost of the award to the Company. The 2013 PRSUs have a different structure compared with prior grants to ensure that compensation structures are aligned with operating strategies and business performance outcomes.  The performance period is two years and is earned if certain two-year net debt to adjusted EBITDA objectives are achieved.  By aligning our performance-based compensation objectives to our Company’s need to maintain operating profits while reducing debt in light of the Sealy acquisition, we will ensure that our focus is appropriately placed on strengthening our Company for the next couple of years. The two-year performance period requirement should also provide better short-term retention. The award payout at the end of the performance period will range from 0% to 200% of the target number of PRSUs.

    The long-term incentive grant values determined by the Compensation Committee and the Board are consistent with peer group benchmarks and our compensation philosophy as discussed above.

Named Executive Officer	2013 LTIP Grant Value	# of Stock Options	# of PRSUs
Mark Sarvary	$4,000,000	134,318	53,981
Dale E. Williams	$800,000	26,864	10,796
Richard W. Anderson	$725,000	24,345	9,784
Matthew D. Clift	$725,000	24,345	9,784
David Montgomery	$800,000	26,864	10,796

    Each of the stock option awards granted in February 2013 has an exercise price of $37.05 and vests in two equal annual installments on the first and second anniversary of the grant date.

2013 Special Restricted Stock Unit and Performance Restricted Stock Unit Grants

    In February 2013, the Compensation Committee awarded a special RSU grant to certain of our NEOs in recognition of the significant work required for the Sealy acquisition, including analysis, due diligence, integration planning and post close integration implementation. The special RSU grants will vest in full on February 22, 2014, the first anniversary of the grant date, and were subject to completion of the Sealy acquisition, which occurred on March 18, 2013.  The special RSU grant was made to the NEOs identified in the table below:

Named Executive Officer	2013 Special Grant Value	# of RSUs
Dale E. Williams	266,700	7,198
David Montgomery	266,700	7,198
Richard W. Anderson	241,600	6,521

    The Compensation Committee also awarded a special PRSU grant to our CEO for 26,991 shares, valued at $1,117,697, also in recognition of the significant work required for the Sealy acquisition. The special PRSU grant was contingent on the Sealy transaction closing, which has occurred, and is also contingent on achieving an adjusted EBIT target for 2013. If the Company achieves this adjusted EBIT target, the Compensation Committee has the discretion to reduce the PRSU award amount downward (but not upward) based on the Compensation Committee’s assessment of the Company’s performance on net sales. The special CEO PRSU grant has a performance period from January 1, 2013 and ending December 31, 2013, and the Compensation Committee will determine whether or not it was earned within the first sixty (60) days after the end of the performance period.

 Executive Stock Ownership Guidelines

    Our Board of Directors has adopted minimum stock ownership guidelines for our executive officers and directors. The principal objective of the guidelines is to enhance the linkage between the interests of stockholders and our executive officers and directors through a minimum level of stock ownership.  The current guidelines provide that, within five years, our CEO should own shares valued at an amount equal to five times his base salary, and that all other executive officers should own shares valued at an amount equal to three times the executive’s base salary.  Our directors also are required to own, within five years, shares valued at an amount equal to four times the director’s annual cash retainer.  The value of holdings of stock as well as vested options, restricted shares, restricted stock units, deferred stock units and performance units (for purposes of this paragraph “derivative securities”) are based on the average closing price of the Company’s common stock on the NYSE for the most recent period from February 15 through May 14.  The number of shares underlying derivative securities that may be included in the value of the holdings is calculated net of the number of shares necessary to cover estimated taxes, and, if applicable, the exercise price.  Until the guidelines are met, executive officers and directors are permitted to sell up to 50% of the total number of shares granted to them under the Company’s compensation plans that have vested.  The 50% limit includes shares sold or surrendered to pay taxes associated with the vested shares and shares sold or surrendered to pay the exercise price of stock options. A director or executive officer may exceed the 50% limit if necessary to pay taxes incurred due to vesting of deferred stock units or restricted stock units. In 2012, all of our executives and directors were on track to maintain compliance with the minimum stock ownership guidelines.

Other Benefits / Perquisites

    We offer a 401(k) plan to all of our eligible U.S. employees, including our senior management and our NEOs other than Mr. Montgomery, who is a citizen of the United Kingdom. The plan is designed to allow employees to save for retirement as well as defer current earnings and recognize them later in accordance with statutory regulations when their individual income tax rates may be more beneficial. In 2012, the Company matched 100% of the first three percent of each participating employee’s salary that is deferred and 50% of the fourth and fifth percent of salary deferred. The decision to make the match is at the sole discretion of the Company. The Company made the matching contribution in 2012 for all participating employees.  The Company does not offer any other U.S. defined contribution or defined benefit pension plans. There are no alternate plans in place for senior management except for Mr. Montgomery. For more information regarding Mr. Montgomery’s pension benefits see “Potential Payments upon Termination or Change in Control” elsewhere in this Proxy Statement.

    The Company also offers various broad-based employee benefit plans. NEOs participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may apply. Executive officers, including our NEOs, receive an annual car allowance.

Employment Agreements

    Each of our NEOs is a party to an employment agreement with the Company. These employment agreements provide for severance arrangements in the event of termination of employment in certain circumstances and also provide for non-competition, non-solicitation and confidentiality agreements. These severance arrangements are discussed in more detail below under “Potential Payments upon Termination or Change in Control.” The employment agreements for our NEOs were put in place at the time they became Executive Officers of the Company (in certain cases, prior to the Company’s initial public offering in 2003). We believe that these agreements, including the severance provisions, are necessary to allow us to be competitive in recruiting and retaining top talent for executive officer positions. The Compensation Committee believes that the employment agreements in place for its executive officers are appropriate for the needs of the Company.  However, as part of its analysis of the reasonableness of each individual element of compensation and each NEO’s compensation package as a whole, the Compensation Committee periodically analyzes each of these arrangements for reasonableness and market competitiveness.

OVERALL COMPENSATION APPROACH AND RISK INCENTIVES

    The Compensation Committee considers, in establishing and reviewing compensation programs, whether the programs encourage unnecessary or excessive risk taking and has concluded that they do not. Base salaries are fixed in amount and thus do not encourage risk taking.  In 2012, employees were also eligible to receive a portion of their total compensation in the form of “at risk” compensation opportunities, including the annual incentive and, for senior managers, the long-term incentive awards.  The portion of “at risk” compensation increases as an employee’s level of responsibility within the Company increases.  While the annual incentive awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Company’s annual incentive program represents only a portion of eligible employees’ total compensation opportunities. The Compensation Committee believes that the annual incentive program appropriately balances risk and the desire to focus eligible employees on specific short-term goals important to the Company’s success, and that it does not encourage unnecessary or excessive risk taking.

    The majority of “at risk” compensation provided to senior managers is in the form of long-term equity awards that help further align senior managers’ interests with those of the Company’s stockholders. The granting of these awards is generally on an annual and therefore overlapping basis, and these grants are subject to multi-year vesting schedules.  As described above, the long-term equity awards are comprised of stock options and PRSUs.  The ultimate value of the stock option awards is tied to the Company’s long-term stock price performance, while the value of the PRSU awards is dependent both on the Company’s operating results over a multi-year period and the price performance of our stock.  Based on this long-range focus, the Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking.

    As more fully described above, the Company maintains stock ownership guidelines applicable to Executive Officers and members of the Board of Directors intended to encourage long-term ownership of a significant amount of Tempur-Pedic International stock in order to promote a long-term “owner’s” view of our business.  The Compensation Committee believes the Company’s compensation programs encourage employees to strive to achieve both the short and long-term goals that are important to the Company’s success without promoting unnecessary or excessive risk taking.

Tax and Accounting Implications

Deductibility of Compensation under Section (162m) of the Code

    Section 162(m) of the Code limits the Company’s deduction for compensation paid to our Executive Officers named in the Summary Compensation Table, other than our Chief Financial Officer, to $1 million unless certain requirements are met. Although the Compensation Committee plans to evaluate and limit the impact of Section 162(m), it believes that the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, where it is deemed necessary and in the best interests of the Company to attract and retain executive talent to compete successfully and to motivate such executives to achieve the goals inherent in our business strategy, the Compensation Committee may approve compensation to Executive Officers which exceeds the limits of deductibility. In this regard, certain portions of compensation paid to our NEOs may not be deductible for federal income tax purposes under Section 162(m) of the Code.  In 2012, all salary and annual incentive compensation for our NEOs was tax-deductible.

Accounting for Stock-Based Compensation

    The Company accounts for stock-based payments, including its 2002 Stock Option Plan and the 2003 Equity Incentive Plan, in accordance with FASB ASC 718, “Stock Compensation.”

COMPENSATION COMMITTEE REPORT

    The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Tempur-Pedic International specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act.

    The Compensation Committee is comprised entirely of independent directors.  The Compensation Committee has reviewed the Compensation Discussion and Analysis section required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Submitted by,

COMPENSATION COMMITTEE
Peter K. Hoffman (Chair)
Frank Doyle
John A. Heil
Sir Paul Judge

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Tempur-Pedic International for the year ended December 31, 2012 of those persons who served as (i) our principal executive officer during the year ended December 31, 2012, (ii) our principal financial officer during the year ended December 31, 2012 and (iii) our other three most highly compensated Executive Officers for the year ended December 31, 2012. We refer to our principal executive officer, principal financial officer and the other three most highly compensated Executive Officers collectively as our “NEOs.”

Summary Compensation Table

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Principal Position	Year	($)	($) (1)	($) (2)	($) (2)	($) (1)	($) (3)	($)
Mark Sarvary – President and Chief Executive Officer	2012	$787,500	$—	$2,437,500	$812,500	$197,000	$18,310	$4,252,810
	2011	778,846	—	1,250,000	—	1,401,750	17,969	3,448,565
	2010	750,000	330,000	1,000,000	—	1,125,000	17,898	3,222,898

Dale E. Williams – Executive Vice President and Chief Financial Officer	2012	$372,000	$61,380	$544,000	$181,000	$—	$18,310	$1,176,690
	2011	364,615	69,053	450,000	150,000	291,555	17,969	1,343,192
	2010	340,000	84,150	205,000	—	280,500	17,898	927,548

Richard W. Anderson - Executive Vice President and President, North America	2012	$360,000	$45,900	$544,000	$181,000	$—	$18,310	$1,149,210
	2011	352,615	66,330	450,000	150,000	297,000	17,969	1,333,914
	2010	328,000	86,592	205,000	—	270,600	17,898	908,090

Matthew D. Clift – Executive Vice President of Global Operations	2012	$382,000	$60,165	$544,000	$181,000	$—	$18,310	$1,185,475
	2011	376,923	75,111	450,000	150,000	279,958	17,969	1,349,961
	2010	360,000	87,120	205,000	—	297,000	17,898	967,018

David Montgomery – Executive Vice President and President of International Operations (4)	2012	$395,708	$59,356	$544,000	$181,000	$—	$81,542	$1,261,606
	2011	397,787	76,027	450,000	150,000	317,235	78,682	1,469,731
	2010	371,067	89,358	205,000	—	287,223	75,356	1,028,004

(1)

Bonus and Non-Equity Incentive Plan Compensation payouts were earned in 2012 and paid in 2013 pursuant to the 2012 Executive Incentive Bonus Plan. As described in the Compensation Discussion and Analysis, the amount paid upon the achievement of the Individual goals appear in the column “Bonus” and the amounts paid upon the achievement of the Company goals and segment goals appear in the column “Non-equity Incentive Plan Compensation.”

(2)
For stock awards and stock options granted, the value set forth is the grant date fair value, in accordance with FASB ASC 718. See Note 10 “Stock-based Compensation” to the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a complete description of the valuations. Stock awards include PRSUs, as described in the “Compensation Discussion and Analysis.” The grant date fair value displayed represents the target value at the grant date based upon the probable outcome of the performance conditions set forth in the PRSU award. The maximum value of the awards for each NEO could be 300% of target, based on achievement of net sales and EBIT margin objectives. The 2010 PRSUs granted to each NEO vested on December 31, 2012 and were distributed on February 14, 2013 at 282% of target. For the 2012 and 2011 PRSUs granted to each NEO, minimum EBIT margin objectives were not met for certain years, therefore the grants were terminated.

(3)	Represents amounts paid in 2012 on behalf of each of our NEOs for the following:
Named Executive Officer	Insurance Premiums and Disability	Contributions to Defined Contribution Plans	Car Allowance	Tax Preparation Fees
Mark Sarvary	$1,110	$10,000	$7,200	$—
Dale E. Williams	$1,110	$10,000	$7,200	$—
Richard W. Anderson	$1,110	$10,000	$7,200	$—
Matthew D. Clift	$1,110	$10,000	$7,200	$—
David Montgomery	$15,507	$41,464	$23,781	$790

(4)
Mr. Montgomery’s salary is paid in British Pounds (₤) and is converted to United States Dollars ($) using the monthly payments translated at the monthly average rate for each month in the year ended December 31, 2012. Mr. Montgomery’s Non-Equity Incentive Plan Compensation is denominated in British Pounds and has been converted to United States Dollar using the spot conversion rate for the date paid to Mr. Montgomery.

Grants of Plan-Based Awards

    The following table provides information about annual and long term incentive award opportunities granted to our NEOs during 2012. These incentive award opportunities are described in the Compensation Discussion and Analysis section of this Proxy Statement under “Long-Term Incentive Grants for 2012.”

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name/Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mark Sarvary
Annual Incentive Bonus	1/12/12	—	$787,500	$1,575,000
Stock Award (PRSUs)	2/9/12				17,045	34,091	102,273			$2,437,500
Stock Option	2/9/12							21,719	$71.50	$812,500

Dale E. Williams
Annual Incentive Bonus	1/12/12	—	$223,200	$446,440
Stock Award (PRSUs)	2/9/12				3,804	7,608	22,824			$544,000
Stock Option	2/9/12							4,838	$71.50	$181,000

Richard W. Anderson
Annual Incentive Bonus	1/12/12	—	$216,000	$432,000
Stock Award (PRSUs)	2/9/12				3,804	7,608	22,824			$544,000
Stock Option	2/9/12							4,838	$71.50	$181,000

Matthew D. Clift
Annual Incentive Bonus	1/12/12	—	$229,200	$458,400
Stock Award (PRSUs)	2/9/12				3,804	7,608	22,824			$544,000
Stock Option	2/9/12							4,838	$71.50	$181,000

David Montgomery
Annual Incentive Bonus (5)	1/12/12	—	$230,930	$461,860
Stock Award (PRSUs)	2/9/12				3,804	7,608	22,824			$544,000
Stock Option	2/9/12							4,838	$71.50	$181,000

(1)
These columns show the 2012 annual award opportunities under the Annual Incentive Bonus Plan. They do not reflect the actual amounts paid out under the program which are included in the Summary Compensation Table and discussed in detail in the Compensation Discussion and Analysis Section under “2012 and 2013 Compensation Actions.”

(2)	These columns show the 2012 stock awards which include PRSUs under the 2003 Equity Incentive Plan. These awards are discussed in detail in the “Compensation Discussion and Analysis Section under “2012 and 2013 Compensation Actions.” Due to the Company not meeting the performance conditions for 2012, the PRSUs were terminated on February 14, 2013.
(3)
This column shows the stock options granted in 2012 under the 2003 Equity Incentive Plan. The stock options vest over a three year period as follows: 33 1/3% vesting on each of the first three anniversaries of the grant date, subject to our NEO’s continued employment with the Company.

(4)
This column shows the grant date fair value of the PRSU and stock option awards in accordance with FASB ASC 718. See Note 10 “Stock-based Compensation” to the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a complete description of the valuations.  For the PRSU awards, the grant date fair value displayed represents the target value at the grant date based upon the outcome of the performance conditions.

(5)
Mr. Montgomery’s salary is paid in British Pounds (₤). As a result, the Annual Incentive Bonus threshold, target and maximum opportunities were converted to United States Dollars ($) based on the exchange spot rate on the date the award was granted (January 12, 2012).

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth the outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2012 for each of our NEOs. The table also sets forth unvested stock awards assuming a market value of $31.49, the closing market price of our common stock on December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised options	Number of Securities Underlying Unexercised options		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned shares, Units or Other Rights That have Not Vested
	(#) Exercisable	(#) Unexercisable		($)	($)	(#)		($)

Mark Sarvary	737,500	—	(1)	$7.81	6/30/18
		21,719	(9)	$71.50	2/8/22	99,332	(10)	$3,127,955

Dale E. Williams	40,000	—	(2)	$13.47	6/28/16
	50,000	—	(3)	$11.76	5/15/18
	8,914	—	(4)	$6.14	2/27/19
	2,028	4,054	(5)	$46.68	2/21/21
	—	4,838	(9)	$71.50	2/8/22
						20,363	(10)	$641,238

Richard W. Anderson	45,000	—	(6)	$20.27	12/21/16
	50,000	—	(7)	$20.02	1/29/18
	25,000	—	(3)	$11.76	5/15/18
	75,000	37,500	(4)	$6.14	2/27/19
	2,028	4,054	(5)	$46.68	2/21/21
	—	4,838	(9)	$71.50	2/8/22
						20,363	(10)	$641,238

Matthew D. Clift	—	52,500	(4)	$6.14	2/27/19
	2,028	4,054	(5)	$46.68	2/21/21
	—	4,838	(9)	$71.50	2/8/22
						20,363	(10)	$641,238

David Montgomery	133,333	—	(8)	$13.47	6/28/16
	—	45,000	(4)	$6.14	2/27/19
	2,028	4,054	(5)	$46.68	2/21/21
	—	4,838	(9)	$71.50	2/8/22
						20,363	(10)	$641,238

(1)	These options, granted on June 30, 2008, have a 10-year term and became exercisable in four equal installments over four years, beginning with the one-year anniversary date of the grant.
(2)
These options, granted on June 28, 2006, have a 10-year term. Twenty-five percent (25%) of these options became exercisable on July 7, 2008 and the remaining shares became exercisable in equal installments on a quarterly basis over the subsequent twelve (12) quarters.

(3)	These options, granted on May 15, 2008, have a 10-year term and became exercisable in two equal installments over two years, beginning with the one-year anniversary date of the grant.
(4)	These options, granted on February 27, 2009, have a 10-year life and become exercisable in equal installments over four years, beginning with the one-year anniversary of the grant date.
(5)	These options, granted on February 22, 2011, have a 10-year life and become exercisable in equal installments over three years, beginning with the one-year anniversary of the grant date.
(6)	These options, granted on December 21, 2006, have a 10-year life and became exercisable in equal installments over four years, beginning with the one-year anniversary of the grant date.
(7)	These options, granted on January 29, 2008, have a 10-year life and became exercisable in equal installments over four years, beginning with the one-year anniversary of the grant date.
(8)
These options, granted on June 28, 2006, have a 10-year term. Twenty-five percent (25%) of these options became exercisable on February 24, 2008 and the remaining shares became exercisable in equal installments on a quarterly basis over the subsequent twelve quarters.

(9)	These options, granted on February 9, 2012, have a 10-year life and become exercisable in equal installments over three years, beginning with the one-year anniversary of the grant date.
(10)
These PRSUs, granted on February 22, 2010, covered a three-year performance period ending December 31, 2012. Distribution of the awards was dependent upon the achievement of certain performance metrics within a range set forth by the Compensation Committee and the Board of Directors of the Company, and occurred on February 14, 2013. The amounts in this column represent the distribution of the PRSUs based on achievement of the performance metrics at 282% the target award. The PRSUs granted in 2011 and 2012 are not presented as the minimum EBIT margin objectives were not met for certain years, and therefore the awards were terminated.

Option Exercises and Stock Vested

    The following table sets forth certain information regarding options exercised during the year ended December 31, 2012, for our NEOs. No stock awards held by our NEOs vested during 2012.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Mark Sarvary	87,500	$2,420,894
Dale E. Williams	135,000	$5,533,545
Richard W. Anderson	50,000	$2,886,500
Matthew D. Clift	52,500	$3,754,132
David Montgomery	156,667	$5,910,725

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

    Tempur-Pedic International has entered into agreements and adopted plans that require us to provide compensation and/or other benefits to each NEO during employment and in the event of that executive’s termination of employment under certain circumstances. Those arrangements are described below.

Employment Arrangements, Termination of Employment Arrangements and Change in Control Arrangements

    The Company has entered into employment agreements with each of our NEOs, which are described below.  Definitions of terms commonly used in the employment agreements and compensation plans are set forth below.

    Certain Definitions

    “Good Reason.” Mr. Sarvary’s employment agreement generally defines “Good Reason” as relocation of his principal workplace, his demotion from his position as Chief Executive Officer, or Tempur-Pedic International’s material breach of his employment agreement. The employment agreements for Messrs. Williams, Clift and Anderson generally define “Good Reason” as relocation of their principal workplace, or Tempur-Pedic International’s material breach of their employment agreements.

    “For Cause.”  The employment agreement for Mr. Sarvary generally defines “For Cause” as the employee’s (a)  willful and continued failure to substantially perform the reasonably assigned duties with Tempur-Pedic International, (b)  material breach of his employment agreement which is not cured within 30 days after receipt of written notice of such breach, (c) material violation of any material written policy of Tempur-Pedic International, (d) willful misconduct which is materially and demonstrably injurious to Tempur-Pedic International, (e) conviction by a court of competent jurisdiction of, or his pleading guilty or nolo contendere to, any felony, or (f)  commission of an act of fraud, embezzlement, or misappropriation against Tempur-Pedic International, or a breach of fiduciary duty or the duty of loyalty, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to Tempur-Pedic International’s business.

    The employment agreements for Messrs. Williams, Clift and Anderson each generally define “For Cause” as the employee’s (a) willful and continued failure to substantially perform his assigned duties with Tempur-Pedic International, (b) willful engagement in illegal conduct which is materially and demonstrably injurious to Tempur-Pedic International, (c) conviction of, or guilty plea or nolo contendere to, any felony, or (d) commission of an act of fraud, embezzlement, or misappropriation against Tempur-Pedic International, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to Tempur-Pedic International’s business.

    Mr. Montgomery’s employment agreement does not provide for a “For Cause” termination, but does provide that he can be immediately terminated upon written notice on a variety of grounds, including a serious breach of his employment agreement or any willful neglect in the discharge of his duties; he is guilty of fraud or dishonesty, conduct tending to bring himself or Tempur-International Limited into disrepute, conviction of criminal offence other than traffic violations not imposing custodial penalty; he becomes of unsound mind or a patient for purposes of any statute relating to mental health; he develops a drug or alcohol addiction; he breaches the rules or regulations of a regulatory authority relevant to Tempur-International Limited’s business or he refuses employment under an agreement of equal or better terms with a successor of Tempur-International Limited.

    “Change of Control.” The 2002 Stock Option Plan does not employ this term. However, under stock option award agreements entered into pursuant to that Plan, 50% of unvested stock options shall immediately vest upon (a) any sale of all or substantially all of the assets of Tempur-Pedic International and its subsidiaries, or (b) any merger or consolidation of Tempur-Pedic International, or any transaction as a result of which Tempur-Pedic International is acquired by the purchase of a majority of its outstanding Common Stock, as a result of which, in each such case, the holders of a majority of the outstanding Common Stock before such merger, consolidation or sale cease to hold, directly or indirectly, a majority of the Common Stock of Tempur-Pedic International or a majority of the common stock of the successor to Tempur-Pedic International immediately following such merger, consolidation or sale.

    Under the 2003 Equity Incentive Plan, as amended, “Change of Control” is generally defined as (a) an acquisition of a third party, unless Tempur-Pedic International’s existing stockholders continue to hold at least 50% of the outstanding stock, (b) an acquisition of more than 50% of the total combined voting power of Tempur-Pedic International’s outstanding securities pursuant to a tender or exchange offer made directly to Tempur-Pedic International’s stockholders that the Board does not recommend the stockholders accept, (c) over a period of 36 consecutive months or less, there is a change in the composition of a majority of the Board, without the approval of existing Board members, or (d) if a majority of the Board votes in favor of a decision that a Change in Control has occurred.  The 2003 Equity Incentive Plan provides, unless provided otherwise in the specific award agreement, that upon a change in control (a) any outstanding stock options or stock appreciation rights that are not fully exercisable shall accelerate and become exercisable with respect to 50% of those shares which are not then exercisable, (b) any risk of forfeiture applicable to restricted stock and restricted stock units which is not based on achievement of performance goals shall lapse with respect to 50% of the restricted stock and restricted stock units still subject to such risk of forfeiture, and (c) all outstanding restricted stock and restricted stock unit awards conditioned on the achievement of performance goals shall be deemed to have been satisfied as to a pro rata number of shares based on the assumed achievement of all relevant performance goals and the length of time within the performance period which has elapsed prior to the Change in Control.

    Employment Arrangements

    Mark Sarvary – On June 30, 2008 we entered into an employment agreement with Mark Sarvary, providing for his employment as President and Chief Executive Officer of Tempur-Pedic International. The agreement has an initial term of one year and a perpetual one-year renewal term. Either party may elect not to renew the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. Mr. Sarvary’s agreement provided for an annual base salary of $750,000, subject to annual adjustment by our Board of Directors beginning January 1, 2009, a variable performance bonus set to a target of Mr. Sarvary’s base salary if certain criteria are met, and options to purchase shares of our common stock. In addition, he received a hiring bonus of $200,000 to help defray certain expenses not covered by the relocation policy offered to senior management, of which 50% was payable upon the commencement of his employment and 50% was paid upon the first anniversary of his employment.

    Dale E. Williams – On March 5, 2008, we entered into an amended and restated employment agreement with Dale E. Williams, reflecting his promotion to Executive Vice President in 2007. The agreement provides for his employment as Executive Vice President, Chief Financial Officer and Secretary, or such other executive position as may be assigned from time to time by our Chief Executive Officer. The agreement has an initial term of one year and a perpetual one-year renewal term. Either party may terminate the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. The agreement provided for an annual base salary of $225,000, subject to annual adjustment by our Board of Directors, a variable performance bonus set to a target of Mr. Williams’ base salary if certain criteria are met, and options to purchase shares of Tempur-Pedic International Inc. common stock.

    Richard W. Anderson – On July 6, 2006, we entered into an executive employment agreement with Richard W. Anderson, effective July 18, 2006, providing for his employment as Executive Vice President, President North America or such other executive position as may be assigned from time to time by our Chief Executive Officer. The agreement has an initial term of one year and a perpetual one-year renewal term. Either party may terminate the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. The agreement provided for an annual base salary of $300,000, subject to annual adjustment by our Board of Directors, a variable performance bonus set to a target of Mr. Anderson’s base salary if certain criteria are met, a one-time hiring bonus and options to purchase shares of Tempur-Pedic International Inc. common stock.

    Matthew D. Clift – On December 1, 2004, we entered into an executive employment agreement with Matthew D. Clift, providing for his employment as Executive Vice President, Operations or such other executive position as may be assigned from time to time by our Chief Executive Officer. The agreement has an initial term of one year and a perpetual one-year renewal term. Either party may terminate the agreement, upon written notice, 90 days prior to the expiration of the initial or renewal term. The agreement provided for an annual base salary of $300,000, subject to annual adjustment by our Board of Directors, a variable performance bonus set to a target of Mr. Clift’s base salary if certain criteria are met, a one-time hiring bonus, options to purchase shares of Tempur-Pedic International Inc. common stock, and a grant of restricted stock units.

    David Montgomery – On September 12, 2003, we entered into an executive employment agreement with David Montgomery, effective February 24, 2003, providing for his employment as Executive Vice President and President, Tempur-International Limited, or such other executive position as may be assigned from time to time by our Chief Executive Officer. The agreement provides that employment shall continue unless and until terminated by either party. Mr. Montgomery may terminate employment with six months written notice. We may terminate employment with 12 months written notice. The agreement provided for an annual base salary of £192,500, subject to annual adjustment by our Board of Directors, and a variable performance bonus set to a target of Mr. Montgomery’s base salary if certain criteria are met.

    Termination of Employment Arrangements and Change in Control Arrangements

    Each of our NEOs are entitled to receive certain compensation and/or other benefits if their employment were terminated under various circumstances. Receipt of any severance and benefits is conditioned on the NEO signing a release and waiver of claims in a form satisfactory to Tempur-Pedic International or Tempur-International Limited, as applicable. No NEOs are entitled to gross-ups associated with taxes owed on Change in Control payments or taxes due to Section 280G of the Code.  By the terms of their employment agreements our Executive Officers are prohibited from disclosing certain confidential information and trade secrets, soliciting any employee for one or, for Mr. Sarvary, two years following termination of their employment and working with or for any competing companies during their employment and for one or, for Mr. Sarvary, two years thereafter.

    The table below sets forth the amounts payable to each NEO assuming the executive officer’s employment had terminated under various scenarios on December 31, 2012 (the last business day of fiscal 2012). Except as otherwise expressly indicated, the amounts set forth in the table below do not represent the actual sums an NEO would receive if his employment were terminated or there were a change of control of Tempur-Pedic International. Rather, the amounts below generally represent only estimates, based upon assumptions described in the footnotes to the table, of certain payments and benefits that NEOs who were employed by Tempur-Pedic International or any of its subsidiaries on December 31, 2012 would have been entitled to receive had any of the identified events occurred on such date. Moreover, for all of the NEOs, the amounts set forth in the table necessarily are based upon the benefit plans and agreements that were in effect as of December 31, 2012. Payments which Tempur-Pedic International may make in the future upon an employee’s termination of employment or upon a change of control of Tempur-Pedic International will be based upon benefit plans and agreements in effect at that time, and the terms of any such future plans and agreements may be materially different than the terms of our benefit plans and agreements as of December 31, 2012. The fair value of the equity awards reflects the intrinsic value of unvested stock options and PRSU, whose vesting is accelerated or continued due to the termination or change of control, assuming a closing price of our common stock on December 31, 2012 of $31.49.

		Termination	Employee	Termination	Termination			Change of
		By Company	Resignation	By Company	Due to		Change of	Control and
		Without Cause	For Good Reason	For Cause	Disability	Death	Control	Termination
Name	Benefits and Payments	($) (1)	($) (1)	($)	($) (1)	($) (1)	($) (2)	($) (2)

Mark Sarvary	Cash Severance (3)	2,331,912	2,331,912	—	787,500	787,500	—	—
	Annual Incentive Payment (4)	787,500	787,500	—	787,500	787,500	—	—
	Acceleration of equity awards (5)	—	—	—	—	3,127,955	—	3,127,955
	Health and Welfare Continuation (6)	30,588	30,588	—	—	—	—	—

Dale E. Williams	Cash Severance (7)	372,000	372,000	—	—	—	—	—
	Annual Incentive Payment (4)	223,200	223,200	—	223,200	223,200	—	—
	Acceleration of equity awards (8)	—	—	—	—	641,238	—	1,781,988
	Health and Welfare Continuation (6)	15,294	15,294	—	—	—	—	—

Richard W. Anderson	Cash Severance (7)	360,000	360,000	—	—	—	—	—
	Annual Incentive Payment (4)	216,000	216,000	—	216,000	216,000	—	—
	Acceleration of equity awards (9)	—	—	—	—	641,238	—	1,591,863
	Health and Welfare Continuation (6)	15,294	15,294	—	—	—	—	—

Matthew D. Clift	Cash Severance (7)	382,000	382,000	—	—	—	—	—
	Annual Incentive Payment (4)	229,200	229,200	—	229,200	229,200	—	—
	Acceleration of equity awards (10)	—	—	—	—	641,238	—	1,972,113
	Health and Welfare Continuation (6)	12,640	12,640	—	—	—	—	—

David Montgomery	Cash Severance (11)	395,708	395,708	—	See FN 12	See FN 12	—	—
	Annual Incentive Payment	—	—	—	—	—	—	—
	Acceleration of equity awards (13)	—	—	—	—	641,238	—	1,781,988
	Health and Welfare Continuation	—	—	—	—	—	—	—
	Pension Benefits (14)	41,464	41,464	—	—	—	—	—
	Car Allowance (15)	23,781	23,781	—	—	—	—	—

(1)	Excludes amounts for both unpaid, earned salary and for accrued, unused vacation.
(2)
The Executive Officers’ employment agreements do not provide for any payments solely due to a change in control of Tempur-Pedic International or Tempur-International Limited, as applicable.  To the extent equity award agreements trigger acceleration of vesting of awards, such accelerations are noted in the column and the specific details are described in separate footnotes.  To the extent a termination of employment occurs in connection with a change in control, any severance or bonus payments would only be made to the extent the termination qualified as a termination by the Company without cause or as a resignation by the employee for good reason, and such payments are described in the appropriate column in the table.

(3)
For Mr. Sarvary, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason includes two years of base salary reduced by benefit continuation payments and a lump sum amount equal to the pro-rata portion of base salary. Upon Termination as a result of Death or Disability, Mr. Sarvary will receive a lump sum payment equal to the pro-rata portion of base salary.

(4)
Incentive compensation is calculated at target and represents the pro-rata portion of the target amount with respect to the year in which the termination or death/disability occurs. Refer to “Compensation Discussion and Analysis – 2012 and 2013 Compensation Actions” for a discussion of each NEO’s Target incentive compensation.

(5)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Sarvary’s stock agreement dated February 9, 2012 provides that if he is terminated due to disability, death, change of control, or in the event of a change in control, if Mr. Sarvary is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Sarvary’s PRSU agreements dated February 22, 2010, February 22, 2011 and February 9, 2012 provide that if he is terminated due to death, or in the event of a change in control, if Mr. Sarvary is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. The 2010 PRSUs granted to Mr. Sarvary were distributed on February 14, 2013 at 282% of target. The 2011 and 2012 PRSUs were terminated on February 14, 2013 due to not meeting the minimum EBIT margin for 2012 for both grants.

(6)
For Mr. Sarvary, the continuation of welfare benefits will continue for a period of two years. For all other NEO’s (except for Mr. Montgomery) the continuation of welfare benefits is for a period of twelve months.

(7)
For Messrs. Williams, Clift and Anderson, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason represents twelve months of base salary.

(8)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. William’s stock option agreement dated February 27, 2009 provides that if he is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his next installment of unvested options will accelerate as of the date preceding his termination. Mr. Williams’ stock option agreements dated February 22, 2011 and February 9, 2012 provide that if he is terminated due to disability, death, change in control, or in the event of a change in control, if Mr. Williams is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Williams’ PRSU agreements dated February 22, 2010, February 22, 2011 and February 9, 2013 provide that if he is terminated due to death, or in the event of a change in control, if Mr. Williams is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. The 2010 PRSUs granted to Mr. Williams were distributed on February 14, 2013 at 282% of target. The 2011 and 2012 PRSUs were terminated on February 14, 2013 due to not meeting the minimum EBIT margin for 2012 for both grants.

(9)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Anderson’s stock option agreement February 27, 2009 provide that if he is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his next installment of unvested options will accelerate as of the date preceding his termination. Mr. Anderson’s stock option agreements dated February 22, 2011 and February 9, 2012 provide that if he is terminated due to disability, death, change in control, or in the event of a change in control, if Mr. Anderson is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Anderson’s PRSU agreements dated February 22, 2010, February 22, 2011 and February 9, 2013 provide that if he is terminated due to death, or in the event of a change in control, if Mr. Anderson is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. The 2010 PRSUs granted to Mr. Anderson were distributed on February 14, 2013 at 282% of target. The 2011 and 2012 PRSUs were terminated on February 14, 2013 due to not meeting the minimum EBIT margin for 2012 for both grants.

(10)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Clift’s stock option agreement dated February 27, 2009 provides that if he is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his next installment of unvested options will accelerate as of the date preceding his termination. Mr. Clift’s stock option agreements dated February 22, 2011 and February 9, 2012 provide that if he is terminated due to disability, death, change in control, or in the event of a change in control, if Mr. Clift is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Clift’s PRSU agreements dated February 22, 2010, February 22, 2011 and February 9, 2013 provide that if he is terminated due to death, or in the event of a change in control, if Mr. Clift is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. The 2010 PRSUs granted to Mr. Clift were distributed on February 14, 2013 at 282% of target. The 2011 and 2012 PRSUs were terminated on February 14, 2013 due to not meeting the minimum EBIT margin for 2012 for both grants.

(11)
For Mr. Montgomery, the amount presented under Cash Severance for Termination by Company without Cause and for Employee Resignation for Good Reason includes a lump sum payment equal to one year of base salary.

(12)
For death while in service to the Company, insurance coverage exists which will provide for four (4) times base salary paid in a lump sum, of which the payout as of December 31, 2012 would have been $1,582,832: this benefit is available to all other employees who work in the United Kingdom (UK) at three (3) times base salary. In addition, a widow’s benefit insurance contract exists that pays an amount of up to 25% of base salary until normal retirement age of 65; the payout for this component would have been $1,286,051 as of December 31, 2012. The widow’s benefit is only available to Mr. Montgomery.

Mr. Montgomery also has Company-provided insurance coverage providing a lump sum of four times base salary at the time he experiences an illness or injury preventing him from future service. The payout as of December 31, 2012, would have been $1,582,832; this benefit is available to all other members of the management team in the UK at three (3) times base salary. In the case of long term disability, permanent health insurance coverage will be provided equal to 55% of salary until normal retirement age; the payout for this component is also covered by an insurance contract and would have been $2,829,312 as of December 31, 2011. The permanent health insurance coverage benefit is only available to Mr. Montgomery.
(13)
The acceleration of equity awards represents the fair value of awards that would accelerate upon vesting as of the event date. Mr. Montgomery’s stock option agreement dated February 27, 2009 provides that if he is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his next installment of unvested options will accelerate as of the date preceding his termination. Mr. Montgomery’s stock option agreements dated February 22, 2011 and February 9, 2012 provide that if he is terminated due to disability, death, change in control, or in the event of a change in control, if Mr. Montgomery is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his remaining unvested options immediately vest. Mr. Montgomery’s PRSU agreements dated February 22, 2010, February 22, 2011 and February 9, 2013 provide that if he is terminated due to death, or in the event of a change in control, if Mr. Montgomery is terminated without cause or resigns for good reason (as defined in his employment agreement) within twelve months of the change in control, his target PRSU awards immediately vest. The 2010 PRSUs granted to Mr. Montgomery were distributed on February 14, 2013 at 282% of target. The 2011 and 2012 PRSUs were terminated on February 14, 2013 due to not meeting the minimum EBIT margin for 2012 for both grants.

(14)
For Mr. Montgomery, the amount presented under Pension benefits for Termination by Company without Cause and for Employee Resignation for Good Reason includes continuation of pension benefits for a period of twelve months.

(15)
For Mr. Montgomery, the amount presented under Car allowance benefits for Termination by Company without Cause and for Employee Termination for Good Reason includes continuation of car allowance benefits for a period of twelve months.

DIRECTOR COMPENSATION

Overview of Director Compensation Program

The Company’s non-employee Directors receive the following annual compensation for their service on the Board of Directors for the 2012 Board year:

Annual Retainer:	$65,000, payable in equal quarterly installments.

Annual Equity Award Grant:	An annual equity award targeted at $85,000, representing 25% grants of options and 75% deferred stock units (“DSUs”).

Annual Non-executive Chairman of the Board Retainer:	$25,000 cash retainer and a supplemental equity award targeted at $60,000, representing 25% grants of options and 75% DSUs.

Annual Committee Chair Retainer:
●    Audit Committee Chair receives a cash retainer of $18,000.
●    Compensation Committee Chair receives a cash retainer of $10,000.
●    Nominating and Governance Committee Chair receives a cash retainer of $5,000.

Committee Member Retainers:
●    Each Audit Committee member receives a cash retainer of $18,000.
●    Each Compensation Committee member receives a cash retainer of $10,000.
●    Each Nominating and Governance Committee member receives a cash retainer of $5,000.

Expense Reimbursements:	Reimbursement of reasonable expenses incurred in attending meetings.

    The following table sets forth the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee Directors during the year ended December 31, 2012. Mr. Sarvary does not receive any additional compensation for serving on the Board.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($)(4)		Stock Awards($)(4)		Total ($)
Evelyn S. Dilsaver	$83,000	$21,250	(2)	$63,750	(3)	$168,000
Frank Doyle	111,000	21,250	(2)	63,750	(3)	196,000
John A. Heil	80,000	21,250	(2)	63,750	(3)	165,000
Peter K. Hoffman	103,000	21,250	(2)	63,750	(3)	188,000
Sir Paul Judge	93,000	21,250	(2)	63,750	(3)	178,000
Nancy F. Koehn	70,000	21,250	(2)	63,750	(3)	155,000
Christopher A. Masto	75,000	21,250	(2)	63,750	(3)	160,000
P. Andrews McLane	95,000	36,250	(2)	108,750	(3)	240,000
Robert B. Trussell, Jr.	65,000	21,250	(2)	63,750	(3)	150,000

(1)
Director compensation is based on the Board year, which is the period from one annual meeting to the next annual meeting. The amounts shown are pro-rated for fiscal year 2012, and do not represent the full amounts each director will earn from the 2012 Annual Meeting until the 2013 Annual Meeting.

(2)
Stock option grants covering 1,023 shares of common stock were made to each non-employee Director on April 24, 2012 at an exercise price of $62.03, and options covering an additional 722 shares were granted to the Non-executive Chair of the Board. The option awards vest in four equal increments at the end of July 2012, October 2012, January 2013 and April 2013. Vesting of each option award is subject to the applicable grant recipient being a member of the Board or serving as Non-executive Chair of the Board, as of the applicable vesting date.

(3)
DSUs grants covering 1,028 shares of common stock were made to each non-employee Director on April 24, 2012 at a fair value of $62.03, and DSUs covering an additional 725 shares were granted to the Non-executive Chair of the Board. The DSUs vest in four equal increments at the end of July 2012, October 2012, January 2013 and April 2013. Vesting of each DSU is subject to the applicable grant recipient being a member of the Board or serving as Non-executive Chair of the Board as of the applicable vesting date. All DSUs which become vested shall be paid on the third anniversary date of the grant date applicable to each DSU.

(4)
For DSU awards and stock options granted, the value set forth is the grant date fair value, in accordance with FASB ASC 718. See the Company’s Annual Report for the year ended December 31, 2012 for a complete description of the valuations. The following table sets forth the aggregate number of option awards and stock awards outstanding for each director as of December 31, 2012:

	Aggregate Option Awards	Aggregate DSU Awards
	Outstanding	Outstanding as of
	as of	December 31, 2012
Name	December 31, 2012	Unvested	Vested
Evelyn S. Dilsaver	13,137	514	2,686
Frank Doyle	48,446	514	2,686
John A. Heil	4,346	514	2,686
Peter K. Hoffman	81,996	514	2,686
Sir Paul Judge	8,746	514	2,686
Nancy F. Koehn	89,996	514	2,686
Christopher A. Masto	61,546	514	2,686
P. Andrews McLane	7,559	876	4,678
Robert B. Trussell, Jr.	25,946	514	2,686

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires that Tempur-Pedic International’s Executive Officers, Directors, and persons who own more than 5% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the copies of reports furnished to us, Tempur-Pedic International believes that during the year ended December 31, 2012, its Executive Officers, Directors, and greater than 5% stockholders complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

    During 2012 there were no related party transactions as defined under the Company's policy Governing Related Party Transactions or the rules of the SEC or NYSE.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

    We are asking stockholders to ratify the appointment of Ernst & Young LLP as Tempur-Pedic International’s independent auditors for the year ending December 31, 2013. Ernst & Young became the independent auditors for Tempur-Pedic International after Tempur-Pedic International acquired Tempur World, Inc. in 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

VOTE REQUIRED

    The affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is required to ratify such appointment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS TEMPUR-PEDIC INTERNATIONAL’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2013.

Fees for Independent Auditors During the Years Ended December 31, 2012 and 2011

    The aggregate fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2012 and 2011 were approximately as follows (amounts in thousands):

	2012	2011
Audit fees (1)	$2,113	$1,760
Audit-related fees (2)	1,075	8
Tax fees (3)	2,331	165
All other fees	—	—
Total	$5,519	$1,933

(1)
Audit fees for 2012 and 2011 relate to professional services provided in connection with the audit of our consolidated financial statements and internal control over financial reporting, the reviews of our quarterly financial statements and audit services provided in connection with other regulatory filings and the statutory audits of certain subsidiaries.

(2)
Audit-related fees comprise fees for professional services that are reasonably related to the performance of the consolidated audit or review of our interim financial statements.  Professional services in 2012 principally relate to acquisition related due diligence, including due diligence services in connection with our acquisition of Sealy Corporation.  Audit-related fees in 2012 and 2011 also include our subscription for an on-line research service and other attest services.

(3)
Tax fees in 2012 principally relate to tax consulting and planning services provided in connection with our proposed acquisition of Sealy Corporation and related international tax planning.  Tax fees in 2012 and 2011 also relate to professional services rendered in connection with domestic and international tax compliance, tax audits, and other international tax consulting and planning services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

    The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor.

    On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The services performed by the independent auditor may include audit services, audit-related services, tax services, and, in limited circumstances, other services.

    During the each of the years ended December 31, 2012 and 2011, the Audit Committee approved 100% of the Audit Related services and 100% of the Tax services.

Audit Committee Report

    The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission (“SEC”), or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Tempur-Pedic International specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

    The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight with respect to the Company’s accounting and financial reporting functions, internal and external audit functions, and system of internal controls regarding financial matters and legal, ethical and regulatory compliance. During 2012, the Audit Committee was composed of four Directors, Frank Doyle, Evelyn S. Dilsaver, Peter K. Hoffman, and Sir Paul Judge, each of whom the Board of Directors has determined is “independent” as defined in the applicable rules of the New York Stock Exchange and the SEC. The Board of Directors has also determined that all Audit Committee members are “audit committee financial experts” as defined under the applicable rules of the SEC. The charter of the Audit Committee is available on Tempur-Pedic International’s website at http://investor.tempurpedic.com/ under the caption “Corporate Governance.”

    Management is responsible for the Company’s internal controls and financial reporting processes. Ernst & Young LLP, the Company’s independent certified public accountants, is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

    In connection with its responsibilities, the Audit Committee met on thirteen occasions during 2012, either in person or via teleconference. These meetings involved representatives of management, internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management, internal auditors and the independent accountants the audited consolidated financial statements. The Audit Committee has also discussed with internal auditors and the independent accountants, with and without management present, the evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has discussed with the independent accountants the matters required by PCAOB AU 380 (Communication with Audit Committees). The Audit Committee received from the Company’s independent accountants written disclosures required by the applicable standards of the PCAOB and the Audit Committee has discussed with the independent accountants that firm’s independence.

    Based upon the Audit Committee’s discussions with management, internal auditors and the independent accountants, and the Audit Committee’s review of the audited consolidated financial statements, evaluations of the Company’s internal controls, and the representations of management, internal auditors and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Submitted by,

AUDIT COMMITTEE:
Frank Doyle (Chair)
Evelyn S. Dilsaver
Peter K. Hoffman
Sir Paul Judge

PROPOSAL THREE

APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN

    We currently have in place the 2003 Amended and Restated Equity Incentive Plan, previously approved by our stockholders, which will expire on December 1, 2013 (the “2003 Plan”), and the 2002 Equity Incentive Plan (collectively, the "Prior Plans"). In December 2003, the Company's Board of Directors adopted a resolution that prohibited further grants under the 2002 Equity Incentive Plan.  In light of the upcoming expiration of the 2003 Plan, the Board of Directors, on March 5, 2013, approved and recommended that the stockholders approve the Company’s 2013 Equity Incentive Plan (the “2013 Plan”).  If the 2013 Plan is approved by the stockholders, no further grants of awards will be made under the 2003 Plan.

Background to the Proposal

   In addition to expiring in December 2013, the 2003 Plan only has 1,663,920 shares available to be issued pursuant to or subject to awards under the 2003 Plan as of April 1, 2013.  The Company completed its acquisition of Sealy Corporation on March 18, 2013.  The Sealy acquisition will be a transformative event for the Company, with the Company significantly increasing its size and scope of operations.  For example, Tempur-Pedic had net sales of $1.403 billion for fiscal 2012 and a total of 1,950 employees as of December 31, 2012, while Sealy had net sales of $1.348 billion for fiscal 2012 and a total of 4,267 full-time employees as of December 2, 2012.  Accordingly, the Company now has a significantly larger group of executives and other employees managing a much larger enterprise and eligible to participate in our equity incentive arrangements.  In addition, in connection with the Sealy acquisition all of the outstanding Sealy options and other equity awards under Sealy’s incentive plans were either cashed out or terminated without payment, and accordingly, the Sealy employees have no Sealy equity incentives in place.

The Board of Directors has determined that it is very important that the Company adopt a new equity incentive plan that provides the Company with sufficient flexibility to create meaningful incentives for senior executives and other employees of the combined company.  Accordingly, the Board of Directors believes that adoption of the 2013 Plan is of critical importance to the Company in light of the Sealy acquisition and in pursuing its strategy after this transformative acquisition.

    The Board of Directors believes that the 2013 Plan:

●	Aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;
●	Enables key employees to develop and maintain a substantial stock ownership in the Company; and
●	Provides incentives for key employees to contribute to the success of the Company, including successfully integrating after the Sealy acquisition and pursuing the key strategies for the combined company.

The 2013 Plan provides that, without stockholder approval, other than in corporate transactions awards may not be “repriced”, that is, the terms of options and stock appreciation rights, or SARs, may not be amended to reduce their exercise or base price, and options and SARs may not be cancelled in exchange for cash, options or SARs with an exercise price that is less than the exercise price of the original options or SARs or other awards.

The 2013 Plan is being submitted to stockholders for approval. The Board of Directors believes it is in the best of interest of the Company and its stockholders to approve the 2013 Plan.

Summary of the 2013 Plan

The key features of the 2013 Plan are summarized below.  A copy of the 2013 Plan is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. We encourage you to read the 2013 Plan in its entirety. By voting in favor of this proposal, you will be voting to approve the adoption of the 2013 Plan and the material terms of the 2013 Plan for purposes of qualifying awards thereunder as performance-based compensation under Section 162(m) of the Code.

Purpose.  The 2013 Plan is intended to encourage ownership of stock by employees, consultants and directors of the Company and its affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of awards of or pertaining to shares of the Company’s common stock.

Stock Subject to the 2013 Plan.  The shares issued or to be issued under the 2013 Plan may be either authorized but unissued shares of the Company’s common stock or shares held by the Company in its treasury.  The maximum number of shares of stock which may be issued pursuant to or subject to awards under the 2013 Plan is 3,000,000 plus any shares available under  the 2003 Plan as of the date of the stockholder approval. The maximum number of shares of stock which may be issued pursuant to or subject to awards of incentive stock options is also 3,000,000.  As of April 1, 2013, there were 1,663,920 shares available for issuance under the 2003 Plan.

    In applying the foregoing share limitation under the 2013 Plan, awards that are ultimately paid in cash do not reduce the number of shares available for issuance under the 2013 Plan. In addition, the following shares will be added back, that is, again become available for issuance under the 2013 Plan:

●	shares under the 2013 Plan or Prior Plans reserved for issuance upon exercise or settlement of awards to the extent they expire, are cancelled or surrendered;
●	restricted stock under the 2013 Plan or Prior Plans to the extent it is forfeited or surrendered before the restriction period expires;
●	shares tendered under the 2013 Plan or Prior Plans by participants as full or partial payment of an option exercise price; and
●	shares withheld under the 2013 Plan or Prior Plans by or remitted to the Company to satisfy tax withholding obligations.

    In addition, awards granted in assumption of or in substitution or exchange for awards previously granted by the acquired company shall not reduce the number of shares authorized for grants under the 2013 Plan or reduce the applicable per person limitations described below.

    Administration.  The 2013 Plan may be administered by the Compensation Committee of the Board of Directors, by the Board directly, or, in certain cases, by an executive officer or officers of the Company designated by the Compensation Committee.  The Compensation Committee has the discretion, subject to the provisions of the 2013 Plan, to determine the employee, consultant or director to receive an award and the form of award.  Further, the Compensation Committee has complete authority to interpret the 2013 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2013 Plan.

    Eligibility.  Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee Directors or non-employee members of any board of directors (or similar governing authority) of any affiliate.  In any calendar year, Directors awards shall be limited to $500,000 in target grant value and other recipients may not receive options or SARs covering more than 1,000,000 shares and awards and awards other than options or SARs covering more than 1,000,000 shares. In addition, no recipient may be granted awards intended to be qualified performance-based awards that are denomiated in cash under which more than $5,000,000 may be earned for a twelve month performance period.

    Effect of Termination of Employment, Etc.  Unless the Compensation Committee shall provide otherwise with respect to any award under the 2013 Plan, stock options and SARs will terminate not later than 30 days following the recipient’s termination of employment or other association, for any reason, with the Company or its affiliates.  The effect of termination on other awards will depend on the terms specified in the applicable award agreement.

    Non-Transferability of Awards.  In general, no award under the 2013 Plan may be transferred by the recipient, and during the life of the recipient all rights under an award may be exercised during the life of the recipient only by the recipient or his or her legal representative.  However, the Compensation Committee may provide that an award of a nonstatutory option or shares of restricted stock may be transferred by the recipient, without consideration, to a family member.

    Types of Awards.  Awards under the 2013 Plan may include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and stock grants. Awards under the 2013 Plan may be designated as qualified performance-based awards intended to quialify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. Each award will be subject to all applicable terms and conditions of the 2013 Plan, and such other terms and conditions as the Compensation Committee may prescribe.

●
Nonstatutory stock options and incentive stock options, or stock options, are rights to purchase common stock of the Company.  A stock option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine.  A stock option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the stock option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased.  The purchase price may be paid by cash, check, by delivery to the Company of shares of common stock (with some restrictions), by surrender of the stock option as to all or part of the shares of common stock for which the stock option is then exercisable, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

●
Incentive stock options may be granted only to employees of the Company, or any parent or subsidiary corporation, and must have an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of grant (110% for incentive stock options granted to any recipient holding more than 10% of the stock of the Company immediately prior to the date of grant).  In addition, the term of an incentive stock option may not exceed ten years (five years, if granted to any 10% stockholder) and the amount of the aggregate fair market value of common stock (as of the date of grant of the stock option) exercisable for the first time by the recipient during any calendar year under an incentive stock option may not exceed $100,000, minus the aggregate fair market value of common stock then exercisable by the recipient for the first time under all incentive stock options previously granted to the recipient under all plans of the Company and its affiliates.

	●	Nonstatutory stock options must have an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of grant and the term of any nonstatutory stock option may not exceed ten years.
●
Stock appreciation rights, or SARs, are rights to receive any appreciation in the fair market value of shares of common stock over a specified exercise price. SARs may be granted in tandem with a stock option, such that the recipient has the opportunity to exercise either the stock option or the SAR, but not both.  The base exercise price (above which any appreciation is measured) will not be less than 100% of the fair market value of the common stock on the date of grant of the SAR or, in the case of an SAR granted in tandem with a stock option, the exercise price of the related stock option. SARs are subject to terms and conditions substantially similar to those applicable to nonstatutory stock options, except as the Compensation Committee may deem inappropriate or inapplicable.  No SAR may be exercised on or after the tenth anniversary of the grant date.

●
Awards of restricted stock are grants of rights to receive shares of common stock which are subject to limitations on transferability and a risk of forfeiture arising on the basis of conditions related to the performance of services, Company or affiliate performance or otherwise as the Compensation Committee may determine.  Awards of restricted stock will be subject to a risk of forfeiture during a restriction period, established by the Compensation Committee, which shall not be less than three years, except as may be recommended by the Compensation Committee and approved by the Board of Directors, or under certain other limited circumstances.  Prior to the lapse of the risk of forfeiture of an award of restricted stock, the recipient will have all of the rights of a stockholder of the Company, including the right to vote and receive any dividends with respect to the shares of restricted stock.  Any dividends payable in shares of stock of the Company shall constitute additional restricted stock.  The Compensation Committee may determine, at the time of the award, that payment of cash dividends be deferred and reinvested in additional restricted stock.

●
Awards of restricted stock units are grants of rights to receive shares of common stock arising on the basis of conditions relating to the performance of services, Company or affiliate performance or otherwise as the Compensation Committee may determine, which are issued at the close of the applicable restriction period.  The applicable restriction period, established by the Compensation Committee, will be not less than three years, except as may be recommended by the Compensation Committee and approved by the Board of Directors, or under certain other limited circumstances.  At the Compensation Committee’s discretion, the recipient may be entitled to receive payments equivalent to any dividends declared with respect to the common stock referenced in the grant of the restricted stock units. The Compensation Committee may permit or require the payment of dividends to be deemed reinvested in additional restricted stock units to the extent shares are available under the 2013 Plan.

●
Awards of performance units are grants of rights to receive cash, stock or other awards, at the close of a specified performance period and subject to the achievement of specified business objectives, including performance goals, as set by the Compensation Committee.  The Compensation Committee may permit or require the recipient to defer receipt of payment that would otherwise be due by virtue of the satisfaction of any requirements or goals with respect to the performance units.  The recipient may be entitled to receive any dividends declared with respect to the common stock which have been earned in connection with the grant of the performance units; however, such dividends or dividend equivalents shall not be paid if the underlying performance goals are not achieved and the performance unit not earned.

●
A stock grant is a grant of shares of common stock not subject to restrictions or other forfeiture conditions.  Stock grants may be awarded only in recognition of significant prior or expected contributions to the success of the Company or its affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Compensation Committee deems appropriate.

●
Qualified performance-based awards are awards which include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million dollars, but excludes from that limit “performance-based compensation.”  Any form of award permitted under the 2013 Plan, other than a stock grant, may be granted as a qualified performance-based award, but in each case will be subject to satisfaction of performance goals or (in the case of stock options) based on continued service.  The performance criteria used to establish performance goals are limited to the following:

cash flow (before or after dividends)	return on equity
stock price	return on capital (including without limitation return on total capital or return on invested capital)
stockholder return or total stockholder return	return on assets or net assets
return on investment	economic value added
market capitalization	revenue
debt leverage (debt-to-capital)	backlog
net debt	operating income or pre-tax profit
net debt to EBIT or EBITDA (as defined herein)	gross margin, operating margin or profit margin
sales or net sales	cash from operations
income, pre-tax income or net income	operating revenue
operating profit, net operating profit	general and administrative expenses
economic profit	cost reduction challenges
return on operating revenue or return on operating assets	operating ratio
earnings	market share improvement
earnings per share	customer service
earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), and any version of the foregoing that includes other exclusions or addbacks determined at the time of the award

    The Compensation Committee has discretion to select the length of any applicable restriction or performance period, the kind and/or level of the applicable performance goal, and whether the performance goal is to apply to the Company, a subsidiary of the Company or any division or business unit,  the recipient, and whether the performance goal is to be measured on an absolute basis or relative to a peer group or index, provided that any performance goals be objective and otherwise meet the requirements of Section 162(m) of the Code.  Generally, a recipient will be eligible to receive payment under a qualified performance-based award only if the applicable performance goal or goals are achieved within the applicable performance period, as determined by the Compensation Committee.

    Adjustment for Corporate Actions.  In the event of any change in the outstanding shares of common stock as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution with respect to the shares of common stock, an appropriate and proportionate adjustment will be made in (1) the maximum numbers and kinds of shares subject to the 2013 Plan, (2) the numbers and kinds of shares or other securities subject to then outstanding awards, (3) the exercise price for each share or other unit of any other securities subject to then outstanding stock options or SARs (without change in the aggregate purchase price as to which such stock options or SARs remain exercisable), and (4) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Any such adjustment in awards will be determined and made by the Compensation Committee in its sole discretion.

   Transactions.  In the event of a transaction, including (i) any merger or consolidation of the Company, (ii) any sale or exchange of all of the common stock of the Company, (iii) any sale, transfer or other disposition of all or substantially all of the Company’s assets, or (iv) any liquidation or dissolution of the Company, the Compensation Committee may, with respect to all or any outstanding stock options and SARs, (1) provide that such awards will be assumed, or substantially equivalent rights shall be provided in substitution therefore, (2) provide that the recipient’s unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised within a specified period following written notice to the recipient, (3) provide that outstanding awards shall become exercisable in whole or in part prior to or upon the transaction unless assumed or substituted, (4) provide for cash payments, net of applicable tax withholdings, to be made to the recipients, (5) provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds net of the exercise price of the awards and any applicable tax withholdings, or (6) any combination of the foregoing.  With respect to outstanding awards other than stock options or SARs, upon the occurrence of a transaction other than a liquidation or dissolution of the Company which is not part of another form of transaction, the repurchase and other rights of the Company under each such award will transfer to the Company’s successor.  Upon the occurrence of such a liquidation or dissolution of the Company, all risks of forfeiture and performance goals applicable to such other awards will automatically be deemed terminated or satisfied, unless specifically provided to the contrary in the award.  Any determinations required to carry out any of the foregoing will be made by the Compensation Committee in its sole discretion.

    Change of Control.  Subject to the terms of a recipient’s award agreement, upon the occurrence of a change of control, if the recipient’s employment is terminated without cause (as defined in the 2013 Plan) or if the recipient resigns for good reason (defined in the 2013 Plan as relocation of the participant’s principal workplace over sixty (60) miles from the existing workplace, with the participant’s prior consent) within twelve months of the change of control, all the unvested stock options shall immediately vest and remain outstanding and exercisable until the one year anniversary of the termination of employment. If the stock options are not assumed, converted or replaced following a change of control, all unvested options shall immediately vest and remain outstanding and exercisable until the one year anniversary of the change of control. The treatment of any other award, other than stock options, upon a change of control shall be subject to the terms of award agreement. A change of control is defined as the occurrence of any of the following: (1) a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the resulting entity or ultimate parent entity are held by a person who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to the transaction; (2) any person or group of persons, excluding the Company and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 30% of the total combined voting power of the Company, unless pursuant to a tender or exchange offer that the Company’s Board of Directors recommends stockholders accept; or (3) over a period of no more than 36 consecutive months there is a change in the composition of the Company’s Board such that a majority of the Board members ceases to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as board members during such period by at least a majority of the remaining board members who have been Board members continuously since the beginning of that period. The Board may, within 45 days after public disclosure of the event that would otherwise constitute a change of control pursuant to clause (2), determine that such event will not constitute a change of control.

    Settlement of Awards.  Stock options and restricted stock will be settled in accordance with their terms. All other awards under the 2013 Plan may be settled in cash, common stock or other awards, or a combination thereof, as determined by the Compensation Committee at or after the date of grant and subject to any contrary award agreement.

    Termination and Amendment of the Plan.  Generally, the Board may at any time terminate the 2013 Plan or make such modifications of the 2013 Plan as it shall deem advisable, subject to the rights of recipients of outstanding awards on the date of amendment or modification.  Unless the Board otherwise expressly provides, no amendment of the 2013 Plan shall affect the terms of any award outstanding on the date of the amendment.  In addition, no amendment may (i) increase the number of shares of common stock which may be issued under the 2013 Plan, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.  As noted above, without stockholder approval, awards may not be “repriced” to reduce their exercise or base price.

    Summary of Tax Consequences.  The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2013 Plan.  This summary is not comprehensive and is based upon laws and regulations in effect on April 1, 2013.  Such laws and regulations are subject to change.  This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the 2013 Plan.  Participants in the 2013 Plan should consult their own tax advisors as to the tax consequences of participation

●
Nonstatutory stock options.  Generally, there are no federal income tax consequences to a participant upon grant of a nonstatutory stock option.  Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock acquired upon the exercise of such option exceeds the exercise price, if any.  A sale of common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates.

●
Incentive stock options.  Except as noted at the end of this paragraph, there are no federal income tax consequences to a participant upon grant or exercise of an incentive stock option. If the participant holds shares of common stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company.  If the participant sells the shares of common stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss.  Some participants may have to pay alternative minimum tax in connection with the exercise of an incentive stock option, however.

●
Restricted stock.  A participant will generally recognize ordinary income on receipt of an award of restricted stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the common stock acquired exceeds the price he or she has paid for it, if any.  Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.”  If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

●	Stock appreciation rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of stock appreciation rights.
●
Restricted stock units, performance units and stock grants.  A participant will generally recognize ordinary income on receipt of any shares of common stock, cash or other property in satisfaction of any of these awards under the 2013 Plan.

●
Potential Deferred Compensation.  For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2013 Plan will be considered “deferred compensation” as that term is defined for purposes of federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment).  For example, the award of an SAR at less than 100% of the fair market value of the Company’s common stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of Section 409A of the Code, then any deferred compensation component of an award under the 2013 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

●
Section 162(m) Limitations on the Company’s Tax Deduction.  In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction.  However, the Company will not be entitled to deductions in connection with awards under the 2013 Plan to certain senior executive officers to the extent that the amount of deductible income from awards paid in a year to any such officer, together with his or her other compensation from the Company, exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

    Allocation of Awards; Plan Benefits.  It is not presently possible to determine the dollar value of award payments that may be made or the number of options, shares of restricted stock, restricted stock units, or other awards that may be granted under the 2013 Plan in the future, or the individuals who may be selected for such awards because awards under the 2013 Plan are granted at the discretion of the Compensation Committee.

    The following table sets forth awards that were received by the persons and groups named below for 2012 under the 2003 Plan.  For additional information about grants in 2012 under the 2003 Plan to NEOs and to members of the Board of Directors, please see “Compensation of Executive — Grants of Plan-Based Awards” and “Director Compensation” elsewhere in this Proxy Statement.

	Dollar Value ($)	Number of Units
Recipients	2012 LTIP Grant Value	# of Stock Options	# of PRSUs/DSUs
Mark Sarvary	$3,250,000	21,719	34,091
Dale E. Williams	725,000	4,838	7,608
Richard W. Anderson	725,000	4,838	7,608
Matthew D. Clift	725,000	4,838	7,608
David Montgomery	725,000	4,838	7,608
All executive officers as a group	7,421,911	59,857	78,820
All non-executive directors as a group	825,000	9,928	9,977
All employees excluding executive officers as a group	8,104,936	339,200	55,404

Equity Compensation Plan Information

    The following table provides information as of December 31, 2012 about the Company’s common stock that may be issued upon the exercise of options, warrants, and rights under its existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2002 Stock Option Plan (1)	8	$2.86	—
2003 Equity Incentive Plan (2)	4,335,393	17.00	2,004,813
2003 Employee Stock Purchase Plan (3)	—	—	141,599
Equity compensation plans not approved by security holders	—	—	—
Total	4,335,401	$17.00	2,146,412

(1)	In December 2003, our Board of Directors adopted a resolution that prohibited further grants under the 2002 Stock Option Plan.
(2)
The number of securities to be issued upon exercise of outstanding stock options, warrants and rights issued under the 2003 Equity Incentive Plan includes 195,275 of restricted stock units and deferred stock units. Additionally, this number includes 1,231,417 performance restricted stock units which reflects a maximum payout of the awards granted. These restricted, deferred and performance restricted stock units are excluded from the weighted average exercise price calculation above.

(3)
The 2003 Employee Stock Purchase Plan allows eligible employees to purchase our common stock annually over the course of two semi-annual offering periods at a price of no less than 85.0% of the price per share of our common stock. This plan is an open market purchase plan and does not have a dilutive effect. Effective February 1, 2010, we suspended offerings under the ESPP indefinitely.

    The following table provides supplemental information as of April 1, 2013, about the Company’s common stock that may be issued upon the exercise of options, warrants, and rights under its existing equity compensation plans (in thousands).  This information is intended to supplement the previous table by providing the same information as of the Record Date for the 2013 Annual Meeting of Stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2002 Stock Option Plan (1)	8	$2.86	—
2003 Equity Incentive Plan (2)	3,838,728	14.17	1,663,920
2003 Employee Stock Purchase Plan (3)	—	—	141,599
Equity compensation plans not approved by security holders	—	—	—
Total	3,838,736	$14.17	1,805,519

(4)	In December 2003, our Board of Directors adopted a resolution that prohibited further grants under the 2002 Stock Option Plan.
(5)
The number of securities to be issued upon exercise of outstanding stock options, warrants and rights issued under the 2003 Equity Incentive Plan includes 111,703 of restricted stock units and deferred stock units. Additionally, this number includes 494,898 performance restricted stock units which reflects a maximum payout of the awards granted. These restricted, deferred and performance restricted stock units are excluded from the weighted average exercise price calculation above.

(6)
Shares under the 2003 Employee Stock Purchase Plan allows eligible employees to purchase our common stock annually over the course of two semi-annual offering periods at a price of no less than 85.0% of the price per share of our common stock. This plan is an open market purchase plan and does not have a dilutive effect. Effective February 1, 2010, we suspended offerings under the ESPP indefinitely.

    During 2012, pursuant to Board-approved share repurchase programs, the Company purchased five million shares of the Company’s common stock, returning $150 million to stockholders.

VOTE REQUIRED

    The affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting will be required to approve Proposal Three.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE 2013 EQUITY COMPENSATION PLAN.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO TEMPUR SEALY INTERNATIONAL, INC.

    The Board of Directors has recommended that the Company's stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the Company's name to Tempur Sealy International, Inc.  A copy of the proposed Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix B.

Reason for Name Change

    On March 16, 2013, the Board of Directors, subject to the closing of the acquisition of Sealy Corporation and stockholder approval, unanimously adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to change our name to Tempur Sealy International, Inc.  The Board of Directors believes it is in the best interest of the Company for its name to reflect the histories and strengths of both the Tempur and Sealy brands as well as the expanded global reach of the combined company.

 Effects of Name Change

    If the name change amendment is approved by the stockholders, the name change will become effective when the Certificate of Amendment to our Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.  The name change will not have any effect on the rights of our existing stockholders.

    In connection with our name change, we will not change our ticker symbol.  Our ticker symbol on the NYSE will continue to be “TPX”.

    Following the name change, stock certificates representing our common stock will continue to be valid. In the future, new stock certificates will be issued reflecting the name change, but this will not affect the validity of a stockholder’s current stock certificate(s).

Required Vote

    The affirmative vote of holders of a majority of the shares of common stock outstanding will be required to approve Proposal Four.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO TEMPUR SEALY INTERNATIONAL, INC.

PROPOSAL FIVE

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

    The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. In 2011, in accordance with the Board’s recommendation, the Company’s stockholders voted for the option to hold such vote annually.

    As described in detail under the heading “Executive Compensation and Related Information – Compensation Discussion and Analysis,” above, our executive compensation programs are designed to attract, motivate, and retain our management talent, including our NEOs and to reward them for strong Company performance and successful execution of our key business plans and strategies. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased stockholder value. The Compensation Committee of the Board of Directors regularly reviews the Company’s compensation programs to confirm that they are achieving these goals. Please read the “Compensation Discussion and Analysis,” above, for additional details about our executive compensation programs, including information about the compensation of our NEOs in 2012.

    We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices as described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

    “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”

VOTE REQUIRED

    The affirmative vote of the majority of shares of common stock present or represented and entitled to vote at the Annual Meeting on the proposal will be required to approve Proposal Five. The say-on-pay vote is advisory, and therefore not binding on Tempur-Pedic International, its Compensation Committee or Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

OTHER INFORMATION

Stockholder Proposals For 2014 Proxy Statement

    To be considered for inclusion in our Proxy Statement for the 2014 annual meeting, stockholder proposals must be submitted in writing and received by us no later than 5:00 p.m., local time, on December 12, 2013, at the following address:

Corporate Secretary Tempur-Pedic International Inc. 1000 Tempur Way Lexington, Kentucky 40511

In addition, a stockholder may bring business before the annual meeting, other than a proposal included in the Proxy Statement, or may submit nominations for directors, if the stockholder complies with the requirements specified in Article II, Section 2.12 of Tempur-Pedic International’s By-Laws.  The requirements include:

●
providing written notice that is received by Tempur-Pedic International’s Corporate Secretary between November 13, 2013 and December 13, 2013 (subject to adjustment if the date of the 2014 annual meeting is moved by more than 30 days, or delayed by more than 60 days, from the first anniversary date of the 2013 annual meeting, as provided in Article II, Section 2.12 of the By-Laws); and

●	supplying the additional information listed in Article II, Section 2.12 of the By-Laws.

Annual Report on Form 10-K

    Our Annual Report on Form 10-K for the year ended December 31, 2012 is available without charge to each stockholder, upon written request to the Corporate Secretary of Tempur-Pedic International at our principal executive offices at 1000 Tempur Way, Lexington, Kentucky 40511 and is also available at on our website at http://investor.tempurpedic.com/ under the caption “SEC Filings.”

Stockholders Sharing an Address

    Only one copy of our Annual Report on Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials is being delivered to multiple stockholders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.

    We will deliver promptly upon written or oral request a separate copy our Annual Report on Form 10-K, the Proxy Statement or  Notice of Internet Availability of Proxy Materials to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of our Annual Report on Form 10-K, Proxy Statement or Notice of Internet Availability of Proxy Materials, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write the Corporate Secretary of Tempur-Pedic International at our principal executive offices at 1000 Tempur Way, Lexington, Kentucky 40511 or call or call the Corporate Secretary of Tempur-Pedic International at (800) 878-8889.

Cost of Solicitation

    Tempur-Pedic International will pay the costs of soliciting proxies from stockholders. Tempur-Pedic International has retained D.F. King & Co., Inc. to solicit proxies by telephone, in person or by mail, for a fee of $15,000 plus certain expenses.  Certain of our directors, executive officers, and regular employees may solicit proxies, either personally or by telephone, on behalf of Tempur-Pedic International, without additional compensation, other than the time expended and telephone charges in making such solicitations.  We will also reimburse banks, brokers and other nominees for their costs in forwarding proxy materials to beneficial owners of Tempur-Pedic International stock. Other proxy solicitation expenses that Tempur-Pedic International will pay include those for preparing, mailing, returning and tabulating the proxies.

Other Matters

    The Board of Directors knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors,

LOU H. JONES
Lexington, Kentucky April 12, 2013	Executive Vice President, General Counsel and Secretary

Appendix A

TEMPUR-PEDIC INTERNATIONAL INC.

2013 EQUITY INCENTIVE PLAN

tempur-pedic international inc.

2013 Equity Incentive Plan

1.	Purpose

    This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock.  The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.	Definitions

    As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

    2.1.   Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

    2.2.   Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

    2.3.   Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

    2.4.   Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

    2.5.   Board means the Company’s Board of Directors.

    2.6.   Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

       (a)   a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

       (b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under said Exchange Act) of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

       (c)   over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

    Notwithstanding the foregoing, the Board may, within 45 days after public disclosure of the occurrence of the event that would otherwise constitute a Change of Control pursuant to clause (b)  above, determine that such event will not constitute a Change of Control for purposes of this Plan.

1

    2.7.   Code means the Internal Revenue Code of 1986 of the United States of America, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

    2.8.   Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan.  For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

    2.9.   Company means Tempur-Pedic International Inc., a corporation organized under the laws of the state of Delaware.

    2.10.  Employee, employment, termination of employment and cease to be employed, and other words or phrases of similar import, shall mean the continued provision of substantial services to the Company or any of its Affiliates (or the cessation or termination of such services) whether as an employee, consultant or director.

    2.11.  For Cause shall mean any of the following with respect to any Participant: (i) Participant’s willful and continued failure to substantially perform the reasonably assigned duties with the Company or any Affiliate of the Company which are consistent with Participant’s position and job description, other than any such failure resulting from incapacity due to physical or mental illness, after a written notice is delivered to the Participant by the Chief Executive Officer or Chief Human Resources Officer of the Company, which specifically identifies the manner in which the Participant has not substantially performed the assigned duties, (ii) Participant’s willful engagement in illegal conduct which is materially and demonstrably injurious to the Company or any Affiliate of the Company, (iii) Participant’s conviction by a court of competent jurisdiction of, or pleading guilty or nolo contendere to, any felony, or (iv) Participant’s commission of an act of fraud, embezzlement, or misappropriation against the Company or any Affiliate of the Company, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the business of the Company or any Affiliate of the Company;

    2.12.  Good Reason shall mean with respect to any Participant the relocation of such Participant’s principal workplace over sixty (60) miles from the existing workplaces of the Company or any Affiliate of the Company without the consent of such Participant (which consent shall not be unreasonably withheld, delayed or conditioned);

    2.13.  Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

    2.14.  Forfeiture, forfeit, and derivations thereof, when used in respect of Restricted Stock purchased by a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.

    2.15.  Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

    2.16.  Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee.  Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first date for which a closing price is reported, preceding that date.

    2.17.  Nonstatutory Option means any Option that is not an Incentive Option.

    2.18.  Option means any right granted to a Participant allowing such Participant to purchase shares of Stock at such price or prices and during such period or periods as the Committee shall determine.

    2.19.  Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

    2.20.  Participant means any holder of an outstanding Award under the Plan.

    2.21.  Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

    2.22.  Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

    2.23.  Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2

    2.24.  Plan means this 2013 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

    2.25.  Prior Plans means, collectively, the Company’s Amended and Restated 2003 Equity Incentive Plan and the 2002 Equity Incentive Plan.

    2.26.  Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

    2.27.  Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

    2.28.  Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

    2.29.  Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement. With respect to any Award of Restricted Stock or Restricted Stock Units to employees of the Company or any Affiliates that are subject to time-based restrictions, the Restriction Period shall be not less than three years long, but the Risk of Forfeiture with respect  to the applicable Award may lapse over that period on a pro rata basis.

    2.30.  Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

    2.31.  Retirement shall have the meaning assigned to such term in the applicable retirement policy of the Company or its Affiliates as in effect at the time of determination.

    2.32.  Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

    2.33.  Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(d)) over a specified exercise price.

    2.34.  Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

    2.35.  Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

    2.36.  Stockholder Approval Date means the date this Plan is approved by the Company’s stockholders.

    2.37.  Subsidiary means any corporation, limited liability company, partnership or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

    2.38.  Substitute Awards means Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

    2.39.  Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.	Term of the Plan

    Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the Stockholder Approval Date and ending immediately prior to the tenth anniversary of the Stockholder Approval Date.  Even while the Plan is otherwise in effect, however, no Awards intended to qualify as Incentive Options shall be granted on or after the tenth anniversary of the approval of the Plan by the Board.  Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

3

4.	Stock Subject to the Plan

    4.1.   Plan Share Limitations.

       (a)   Subject to adjustment as provided in Section 8 of the Plan, the maximum number of shares of Stock available for issuance under the Plan shall be 3,000,000 shares of Stock plus any shares of Stock available for grant under the Amended and Restated 2003 Equity Incentive Plan  on the Stockholder Approval Date.  After the Stockholder Approval Date, no awards may be granted under the Prior Plans.  The maximum number of shares that may be issued pursuant to Incentive Options is 3,000,000 shares of Stock.

       (b)   For purposes of applying the foregoing limitation, (i) if any Option or Stock Appreciation Right outstanding under the Plan or the Prior Plans expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award outstanding under the Plan or the Prior Plans is terminated by the Committee or according to its terms, forfeited, the shares of Stock not purchased by the recipient or which are forfeited shall again be available for Awards to be granted under the Plan, (ii) if any Option awarded under the Plan or the Prior Plans is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan and (iii) any shares of Stock either delivered to or withheld by the Company in satisfaction of tax withholding obligations of the Company or an Affiliate with respect to an Award granted under the Plan or the Prior Plans shall again be available for Awards to be granted under the Plan.  In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.  Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

       (c)   Substitute Awards shall not reduce the number of shares of Stock authorized for grant under the Plan or the applicable per person limitations for grant to a Participant under Section 4.2, nor shall shares of Stock subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.

    4.2.   Per Person Limitations.

       (a)   Directors.  The maximum value of Awards that may be granted to any director in his or her capacity as such during any single calendar year shall be limited to $500,000 in target grant value as of the date of the granting of the applicable Awards, as determined by the Committee.

       (b)  Other Participants.  The maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights or any combination thereof granted to any one Participant during any single calendar year period shall be 1,000,000 shares.  The maximum number of shares of Stock that may be subject to all Awards or any combination thereof (including Options and SARs) intended to be Qualified Performance-Based Awards granted to any one Participant during any single calendar year likewise shall be 1,000,000 shares.  The per Participant limit described in this subsection (b) shall be construed and applied consistent with Section 162(m) of the Code.  During any calendar year no Participant may be granted Awards that are intended to be Qualified Performance-Based Awards and are denominated in cash under which more than $5,000,000 may be earned for each twelve (12) months in the Performance Period.

    4.3   Adjustment of Limitations.  Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan, but in the case of the limitation of Section 4.2(b), only if and to the extent consistent with Section 162(m) of the Code.

4

5.	Administration

    The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers of the Company, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

    6.1.   Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

    6.2   General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

    6.3   Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than thirty (30) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.  Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director.  Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, providedthat it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

    6.4   Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion.  For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.	Specific Terms of Awards

    7.1.   Options.

       (a)   Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.

       (b)   Exercise Price.  The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date in the case of an Incentive Option granted to a Ten Percent Owner.

5

       (c)   Option Period.  No Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date in the case of an Incentive Option granted to a Ten Percent Owner.

       (d)   Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

       (e)   Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

          (i)   by delivery (including attestation) to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

          (ii)   by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

          (iii)   unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved.

    If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.  Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the Company’s transfer agent’s direct registration system for the number of shares then being purchased.  Such shares of Stock shall be fully paid and nonassessable.

       (f)  Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”.  The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986.  Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

       (g)   Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

    7.2.   Stock Appreciation Rights.

       (a)   Tandem or Stand-Alone.  Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option.  Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

6

       (b)   Exercise Price.  Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

       (c)   SAR Period.  No SAR may be exercised on or after the tenth anniversary of the Grant Date.

       (d)   Other Terms.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.  In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

    7.3.   Restricted Stock.

       (a)   Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

       (b)   Issuance of Stock.  Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the Company’s transfer agent’s direct registration system.  If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

    The shares evidenced by this certificate are subject to the terms and conditions of the Tempur-Pedic International, Inc. 2013 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Tempur-Pedic International, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

    If the Stock is in book-entry position through the Company’s transfer-agent’s direct registration system, the restrictions will be appropriately noted.

       (c)   Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

       (d)   Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

       (e)   Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid).  The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

       (f)   Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

    7.4.   Restricted Stock Units.

       (a)   Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

7

       (b)   Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period.  At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned.  The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deemed reinvested in additional Restricted Stock Units to the extent shares of Stock area available under Section 4.  The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of earned Restricted Stock Units.  If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

    7.5.   Performance Units.

       (a)   Character. Each Performance Unit shall entitle the recipient to the value of such amount of cash, shares of Stock or other Awards,  as may be established by the Committee at the time of grant,  at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

       (b)   Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant.  After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

       (c)   Form and Timing of Payment.  Payment of earned Performance Units shall be made promptly following the close of the applicable Performance Period.  At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to shares of Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants.  For the avoidance of doubt, any dividends or dividend equivalents with respect to Performance Units shall be accumulated until the applicable Award is earned, and such dividends or dividend equivalents shall not be paid if the performance objectives associated with the underlying Performance Unit are not achieved and the Performance Unit is not earned. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units.  If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

    7.6.   Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate.  Stock Grants shall be made without forfeiture conditions of any kind.

    7.7.   Qualified Performance-Based Awards.

       (a)   Purpose.  The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan.  In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award.  However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code applicable to “performance-based compensation.”

       (b)   Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee.  If not all of the members thereof qualify as “outside directors” within the meaning of Section 162 of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify.  Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

       (c)   Discretion of Committee with Respect to Qualified Performance-Based Awards.  Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award.  Options and Stock Appreciation Rights may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 and 7.2, respectively, except that the exercise price of any Option or Stock Appreciation Right intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant, and may become exercisable based on continued service, on satisfaction of Performance Goals or other business objectives, or on a combination thereof.  Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7.  The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual.  Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

8

         (d)   Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a change of control (within the meaning of Section 162(m) of the Code) if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute “performance-based compensation” under Section 162(m) of the Code following the occurrence of such an event.  In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

       (e)   Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

       (f)   Definitions.  For purposes of the Plan

Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria used to establish Performance Goals are limited to:

cash flow (before or after dividends)	earnings
stock price	earnings per share
stockholder return or total stockholder return
earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), and any version of the foregoing that includes other exclusions or addbacks determined at the time of the award

return on investment	return on equity
market capitalization	return on capital (including without limitation return on total capital or return on invested capital)
debt leverage (debt-to-capital)	return on assets or net assets
net debt	economic value added
net debt to EBIT or EBITDA (as defined herein)	revenue
sales or net sales	backlog
income, pre-tax income or net income	operating income or pre-tax profit
operating profit, net operating profit	gross margin, operating margin or profit margin
economic profit	cash from operations
return on operating revenue or return on operating assets	operating revenue
operating ratio	general and administrative expenses
market share improvement	cost reduction challenges
customer service

(ii)           Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria.  The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

9

    7.8.   Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

    8.1.   Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Stockholder Approval Date.  If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

    8.2.   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

    8.3.   Related Matters.  Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.  The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares.  No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

    8.4.   Transactions.

       (a)   Definition of Transaction. In this Section 8.4, “Transaction” means (i) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (iii) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (iv) any liquidation or dissolution of the Company.

       (b)   Treatment of Options and Stock Appreciation Rights. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Stock Appreciation Rights (collectively, “Rights”).

          (i)   Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

          (ii)   Upon written notice to the holders, provide that the holders’ unexercised Rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

          (iii)  Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction, unless assumed or substituted for as provided in (1) above.

          (iv)  Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction.  For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

          (v)  Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

          (vi) Any combination of the foregoing.

10

For purposes of subparagraph (i) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Right to consist of or be based solely on the common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

       (c)   Treatment of Other Awards. As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

       (d)   Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion.  In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.	Change of Control

    Except as otherwise provided below, upon the occurrence of a Change of Control:

       (a)   in the case of Options:

          (i)   if the Participant’s employment is terminated by the Company or any of its Affiliates other than For Cause or if the Participant resigns for Good Reason within twelve (12) months after the occurrence of a Change of Control, all of the Participant’s Options which have not become vested Options  pursuant to the applicable Award Agreement as of the date of such termination of employment shall immediately become vested Options and the Options shall remain outstanding and exercisable until the date that is the one (1) year anniversary of the date of such termination of employment; and

          (ii)   if the Options are not assumed, converted or replaced by a successor organization following such Change of Control, all of the Participant’s Options  which have not become vested Options as of the date of such Change of Control shall immediately become vested Options  and the Options  shall remain outstanding and exercisable until the date that is the one (1) year anniversary of the date of such Change of Control.

       (b)   In the case of any Award other than an Option, the treatment of that Award upon a Change of Control shall be subject to the specific terms and conditions for such Award set forth in the applicable Award Agreement.

None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), including without limitation any changes to the definitions used in this Section 9, (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or (iii) as otherwise provided in Section 7.7, concerning Qualified Performance-Based Awards.

11

10.	Settlement of Awards

    10.1.   In General.  Options and Restricted Stock shall be settled in accordance with their terms.  All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement.  The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

    10.2.   Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

       (a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

       (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

    10.3.   Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.  Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.

    10.4.   Investment Representations.  The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

    10.5.   Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended, or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

12

    10.6.   Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement, if any, and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock.  All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the Company’s transfer agent’s direct registration system, the restrictions will be appropriately noted.

    10.7.   Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the Company’s transfer agent’s direct registration system, for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time..  However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations.  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.  If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; provided, however, if shares of Stock are withheld to satisfy a withholding requirement imposed by a country other than the United States, the amount withheld may exceed such minimum, provided that it is not in excess of the actual amount required to be withheld with respect to the Participant under applicable tax law or regulations.

    10.8.   Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the Amended and Restated Certificate of Incorporation and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.	Reservation of Stock

    The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

    A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the Company’s transfer agent’s direct registration system.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Amended and Restated Certificate of Incorporation and the By-Laws of the Company.  Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or Amended and Restated Certificate of Incorporation or By-Laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan

    The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13

14.	Nonexclusivity of the Plan

    Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	No Guarantee of Tax Consequences

    It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent.  However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

16.	Termination and Amendment of the Plan

    16.1.   Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

    16.2.   Termination or Amendment of Outstanding Awards; Assumptions. Subject to the prohibition on reducing the exercise price for Options and the other prohibitions  contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

       (a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

       (b)   within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

       (c)   offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

    16.3.   Limitations on Amendments, Etc.

       (a)   Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

       (b)   No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if the Board or Committee, as the case may be, (i) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii)  determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation

       (c)   Except in connection with a corporate transaction involving the Company, the terms of outstanding Options or Stock Appreciation Rights may not be amended to reduce their exercise price, nor may outstanding Options or Stock Appreciation Rights be cancelled in exchange for cash, Options or Stock Appreciation Rights with exercise prices that are less than the exercise prices of the original Options or Stock Appreciation Rights, or other Awards, without stockholder approval.

14

17.	Notices and Other Communications

    Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time.  If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer and Chief Human Resources Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.	Governing Law

    The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof.

15

Appendix B

CERTIFICATE OF AMENDMENT
TO THE FOURTH
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TEMPUR-PEDIC INTERNATIONAL INC.

It is hereby certified that:

1.           The name of the corporation is Tempur-Pedic International Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”).

2.           The Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended by deleting Article FIRST thereof and inserting in lieu of said Article the following new Article FIRST:

“FIRST: The name of the Corporation (hereinafter the “Corporation”) is Tempur Sealy International, Inc.”

3.           The amendment of the Certificate of Incorporation herein certified has been duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer this _________ day of ____________, 2013.

TEMPUR-PEDIC INTERNATIONAL INC.

By:
Name:	Mark Sarvary
Title:	President and Chief Executive Officer

TEMPUR-PEDIC INTERNATIONAL, INC.
1000 TEMPUR WAY
LEXINGTON, KY 40511

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54540-P33688 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEMPUR-PEDIC INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Evelyn S. Dilsaver	☐	☐	☐
1b. Frank Doyle	☐	☐	☐
1c. John A. Heil	☐	☐	☐
1d. Peter K. Hoffman	☐	☐	☐
1e. Sir Paul Judge	☐	☐	☐
1f. Nancy F. Koehn	☐	☐	☐
1g. Christopher A. Masto	☐	☐	☐
1h. P. Andrews McLane	☐	☐	☐
1i. Mark Sarvary	☐	☐	☐
1j. Robert B. Trussell, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.	☐	☐	☐
3. APPROVE THE ADOPTION OF THE 2013 EQUITY PLAN.	☐	☐	☐
4. APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO TEMPUR SEALY INTERNATIONAL, INC.	☐	☐	☐
5. AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.	☐	☐	☐

NOTE: This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Corporate Secretary of Tempur-Pedic International prior to the meeting or by filing with the Corporate Secretary of Tempur-Pedic International prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Corporate Secretary of Tempur-Pedic International on a form provided at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Tempur-Pedic International called for May 22, 2013 and the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2012 prior to the signing of this proxy.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the Year Ended December 31, 2012 are available at www.proxyvote.com.

M54541-P33688

PROXY CARD

TEMPUR-PEDIC INTERNATIONAL INC.
PROXY FOR 2013 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of TEMPUR-PEDIC INTERNATIONAL INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2013, and hereby appoint Bhaskar Rao and Dale E. Williams, each of them, jointly and severally, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2013 Annual Meeting of Stockholders of Tempur-Pedic International Inc. to be held at 8:00 a.m., local time, on May 22, 2013 at the Grandover Resort, 1000 Club Road, Greenboro, North Carolina 27407 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the Annual Meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Corporate Secretary of Tempur-Pedic International prior to the meeting or by filing with the Corporate Secretary of Tempur-Pedic International prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Corporate Secretary of Tempur-Pedic International on a form provided at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Tempur-Pedic International called for May 22, 2013 and the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2012 prior to the signing of this proxy.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, FOR THE APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN, FOR THE ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(IMPORTANT — PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE OF THIS CARD)

Continued and to be signed on reverse side